UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:         811-21934

RiverNorth Funds

(Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645, Chicago, IL 60654

(Address of principal executive offices) (Zip code)

Patrick W. Galley

325 North LaSalle Street, Suite 645

Chicago, IL 60654

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-832-1440

Date of fiscal year end:           09/30

Date of reporting period:        09/30/2012

Item 1.	Reports to Stockholders.

Opportunistic Investment Strategies

Annual Report

September 30, 2012

RIVERNORTH FUNDS

Investment Adviser:
RiverNorth Capital Management, LLC
325 N. LaSalle Street, Suite 645
Chicago, IL 60654

RiverNorth Funds	Table of Contents
September 30, 2012

Annual Report | September 30, 2012	1

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the 2012 Annual Report for the RiverNorth Funds. This report covers the RiverNorth Core Opportunity Fund (ticker: RNCOX), the RiverNorth/DoubleLine Strategic Income Fund (tickers: RNSIX and RNDLX) and the recently launched RiverNorth/Manning & Napier Dividend Income Fund (tickers: RNDIX and RNMNX). All Funds have a fiscal year-end of September 30, 2012.

Launched in July 2012, the RiverNorth/Manning & Napier Dividend Income Fund helps round out RiverNorth’s product offering of opportunistic investment strategies focused on closed-end funds. The RiverNorth/Manning & Napier Dividend Income Fund is an equity income based strategy. The Fund combines RiverNorth’s expertise in capitalizing on the inefficiencies within the closed-end fund space, specifically equity focused closed-end funds, with Manning & Napier’s disciplined stock screening process with a focus on companies with high free cash flow yields. We believe that opportunistic, discount-based investments in closed-end fund shares can earn excess returns over the closed-end fund’s benchmark index. Therefore, tactical management of an equity closed-end fund portfolio combined with a disciplined equity manager, we believe can produce best in class risk adjusted returns. Investor sentiment continues to be negative toward equities and many equity based closed-end funds are trading at attractive discounts to net asset value. As irrefutable contrarians investing against the herd, we find the current investment opportunity in equity closed-end funds compelling.

After just fifteen months of launching, we closed our alternative fixed income fund, the RiverNorth/DoubleLine Strategic Income Fund, to new investors on March 30, 2012. Our flagship fund, the RiverNorth Core Opportunity Fund, remains closed to new investors as well. Shareholders may still purchase shares of the fund(s) in which they are currently invested. Our history of closing funds to new investors reflects our commitment to shareholders in preserving current and future trading opportunities within the closed-end fund space.

Last, we are pleased to announce the launch of the RiverNorth Dynamic Buy-Write Fund (ticker: RNBWX) in October 2012, after the date of this Annual Report. The RiverNorth Dynamic Buy-Write Fund is designed to capitalize on the inefficiencies and opportunities embedded in the options market. RiverNorth hired significant talent and expertise within the volatility and options markets to manage this new product. We at RiverNorth are very excited about the prospects of this new fund and look forward to sharing detailed information about the new fund. Please visit www.rivernorthfunds.com for information about the RiverNorth Dynamic Buy-Write Fund.

Our family of funds offers investors an alternative and prudent way to allocate to more traditional asset classes. We believe these characteristics are necessary for an investment strategy in today’s volatile and uncertain market environment.

We thank you for your investment and trust in managing your assets.

Respectfully,

Patrick W. Galley, CFA

2	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

RiverNorth Core Opportunity Fund

Portfolio Management Commentary – Patrick Galley, CFA and Stephen O’Neill, CFA

What is the Fund’s investment strategy?

The RiverNorth Core Opportunity Fund (RNCOX; the “Fund”) invests in a broad range of equity, fixed income and short-term securities. To implement the Fund’s tactical asset allocation, the Adviser generally invests in closed-end funds and exchange-traded funds.

How did the RiverNorth Core Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve months ended September 30, 2012, the RiverNorth Core Opportunity Fund returned 21.05%. The unmanaged Blend Index returned 19.87%, during the same period. The Blend Index consists of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

In order to compare the Fund’s performance to the overall taxable closed-end fund market, we maintain the RiverNorth Closed-end Fund Index (“RiverNorth CEF Index”). We believe the RiverNorth CEF Index provides the best representation of the taxable closed-end fund market because it is constructed without discount biases and is designed to capture the broader group’s asset class diversity. The RiverNorth CEF Index returned 24.54% during the reporting period. Please note that RNCOX owns closed-end funds opportunistically and is not benchmarked against the RiverNorth CEF Index. We recommend that shareholders view the RiverNorth CEF Index as a reference point only.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund, the Blend Index, the RiverNorth CEF Index, and the S&P 500® Index.

Annual Report | September 30, 2012	3

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

Average Annual Total Returns for Periods Ending September 30, 2012

	1-Year	3-Year	5-Year	Since Inception(1)
RiverNorth Core Opportunity Fund (RNCOX)	21.05%	11.07%	7.54%	7.84%
Blend Index(2)	19.87%	10.71%	3.67%	4.34%
S&P 500® Index(2)	30.20%	13.20%	1.05%	2.48%
RiverNorth CEF Index(3)	24.54%	12.20%	3.30%	3.27%

(1)	Inception date is December 27, 2006.
(2)

Blend Index consists of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy based on the changing aggregate market value of these 500 stocks. The Barclays Capital US Aggregate Bond Index (formerly Lehman Brothers US Aggregate Bond Index) is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. This unmanaged index does not reflect fees and expenses. The index cannot be invested in directly. The S&P 500 and Blend Indices are indices only and cannot be invested in directly.

(3)

The RiverNorth CEF Index measures the performance of the taxable closed-end fund market through a representative 75 Funds. The index rebalances every 12 months and is calculated using the total return of the underlying investments. Please see www.rivernorth.com for more information.

The RiverNorth CEF Index is an index only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The RiverNorth Core Opportunity Fund’s Total Annual Fund Operating Expenses as disclosed in the prospectus is 2.32%. The Fund’s adviser has contractually agreed to waive management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests and extraordinary expenses) of the Fund until at least January 31, 2013 in order to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement at or below 1.60%. As reported in the Financial Highlights section of this Report, for the fiscal year ended September 30, 2012 the ratio of expenses to average net assets excluding fee waivers and reimbursements was 1.36%.

What contributing factors were responsible for the RiverNorth Core Opportunity Fund’s relative performance during the period?

With respect to the equity portion of the portfolio, the Fund’s allocation to international equities (in both developed and emerging markets) detracted from the Fund’s relative performance. The MSCI All Country World Index* was up 20.98% over the past twelve months; whereas the S&P 500 Index was up 30.20%. We remain committed to our international equity allocation based on the attractive discounts of global equity funds and the favorable valuation ratios on developed and emerging market indices. Overall the equity portfolio did benefit from discount narrowing in 2012.

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RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited

Our preference for the credit-related sectors of the bond market contributed to the outperformance of the Fund’s fixed income portfolio relative to the Barclays Capital U.S. Aggregate Bond Index*, which returned 5.12% over the last 12 months. Yields on high quality bonds (i.e. U.S. Treasury bonds and agency mortgage-backed securities) are no longer keeping pace with inflation. We believe bank loans and high yield bonds offer more attractive yields and are fundamentally compelling.

Our closed-end bond funds performed exceptionally well during the latest fiscal year. Two of the best performing funds were those formerly known as the Nuveen Multi-Strategy Income & Growth Funds I and II. In November 2011, these multi-strategy funds received shareholder approval to reposition the portfolios as single-strategy funds. Closed-end fund investors generally prefer funds that fit neatly into one investment category or style box and therefore single-strategy funds often trade narrower. Fund I converted into a preferred stock fund and Fund II converted into a bank loan fund. We owned both funds and had allocated about 5% of the portfolio to this idea. Over the past twelve months the discounts on both funds have narrowed roughly 1,000 basis points. We had similar success with the BlackRock Credit Allocation Funds II, III and IV. These funds were formerly preferred stock funds that had incurred steep losses during the credit crisis. BlackRock repositioned the portfolios in 2010 and the funds now focus on corporate bonds (investment grade and high yield). Over the past twelve months the discounts on these three funds narrowed roughly 800 basis points.

We also generated excess returns (“alpha”) for our shareholders by tactically managing the Fund’s closed-end fund exposure. From September 30, 2011 to December 31, 2011 we increased the Fund’s closed-end fund exposure from 59% to 70% of assets. We became more aggressive in response to discount volatility in October/November 2011. The trading opportunity was short-lived but the volatility enabled us to increase our exposure at very attractive discount levels. Closed-end funds went on to rally in 2012 and we sold down our positions into strength. The Fund’s current closed-end fund exposure is 56%.

What was the closed-end fund environment like for the past twelve months and current outlook?

The trailing twelve-month average discount on the RiverNorth CEF Index was 2.30% on September 30, 2012. To put this figure into perspective, the comparable averages for fiscal years 2011 and 2010 were 2.81% and 2.65%, respectively.

The range of the average discount over the past twelve months was 0.58% to 6.01%. While the discount range was fairly wide the mean-reversion trading opportunities for the Fund were limited. There were only seven trading days in the past twelve months when the average discount on the RiverNorth CEF Index closed wider than its five-year average of 4.28%. Despite multiple periods of capital markets volatility in the recent past, the closed-end fund market has simply not experienced long-lasting and broad-based discount volatility since 2009. We believe discount volatility is restrained because – 1) investors have become acclimated to the tumultuous macro-environment and 2) investors are hungry for yield and closed-end funds can offer compelling distribution rates. In other words, the absence of fear and the prevalence of greed have kept discounts relatively stable and narrow.

Though we would have preferred more discount volatility over the past twelve months, the environment was certainly favorable to long-term closed-end fund investors. Taxable bond funds were investor favorites. The average premium on the roughly 180 taxable bond funds was 3.04% on September 30, 2012; an increase of over 500 basis points in the past year. As previously mentioned, our taxable bond funds were significant contributors to the Fund’s recent outperformance. Equity funds (including general equity, covered call and hybrid funds) also

Annual Report | September 30, 2012	5

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

narrowed during the reporting period. However these discounts remain wide by historical standards. The Fund’s largest equity fund positions are still trading at double-digit discounts.

Looking forward, we anticipate a slow and steady rotation out of taxable bond funds and into equity funds with attractive distribution policies. With bond yields near historic lows and bond fund premiums near historic highs, the risk of buying over-priced bonds through an over-priced investment vehicle should begin to dissuade knowledgeable investors from pushing premiums much higher. The diminished total return prospects for the bond market and the recent gains in the stock market may cause investors to warm up to equity closed-end funds. The wide discounts on these equity funds can offer investors an attractive opportunity as they wade into the equity market.

Future discount volatility should be highly correlated with U.S. interest rates. Discount volatility may intensify if/when the economy gains momentum and interest rates begin to rise. Closed-end fund investors typically over-react when the Federal Reserve’s monetary policy is in a tightening mode. Although the Federal Reserve has announced its intention to keep short-term interest rates low through at least mid-2015, we believe discount volatility on bond funds will increase when long-term interest rates begin to rise.

How was the RiverNorth Core Opportunity Fund positioned at the end of September 2012?

We have allocated 60% of the portfolio to equities, 15% to fixed income, 7% to hybrid securities (primarily preferred stocks and convertible bonds) and 29% to cash. The allocations exceed 100% because some of the closed-end funds we own utilize leverage.

Our equity allocation is neutral; though the equity beta is less than 1.0 (relative to the S&P 500). Beta reflects the sensitivity of a fund’s return to fluctuations in the market index. We are 60% invested in equities with roughly 73% domestic and 27% international exposure. The equity portfolio includes a large allocation to covered-call funds with exposure to domestic and foreign large cap stocks. These funds sell call options against their underlying positions to generate additional income. Therefore covered-call funds are often expected to outperform a purely passive stock index strategy in bear markets and underperform a purely passive stock index in bull markets.

Our fixed income portfolio is quite different from the Barclays Capital U.S. Aggregate Bond Index. The Fund has minimal exposure to U.S. Treasury bonds and agency mortgage-backed securities (MBS). We favor cash and corporate credit to high quality bonds with paltry yields. Our fixed income allocation of 15% (excluding cash) contains mostly leveraged loans, high yield bonds, investment grade bonds and non-agency MBS. The Fund continues to maintain a large cash position for three reasons – 1) cash as a substitute for high quality bonds, 2) cash to counterbalance the leverage from some of our closed-end fund positions and 3) cash as dry-powder for closed-end fund trading opportunities.

The Fund’s current allocation to closed-end funds is 56% of assets. Most of our closed-end fund exposure comes from traditional equity and covered-call funds. We believe these funds should generate alpha for our shareholders if/when Main Street investors return to the equity market.

*The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. It is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. You cannot invest directly in an index.

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RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

The charts below further highlight our positioning:

Investment Vehicle Allocation(1) (percentages are based on net assets)

Asset Class Allocation(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

Equity Capitalization Allocation(1) (percentages are based on net assets)

Annual Report | September 30, 2012	7

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

Fixed Income Allocation(1) (percentages are based on net assets)

(1)

Convertible Security Risk – the market value of convertible securities adjust with interest rates and the value of the underlying stock. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjust with interest rates and are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser’s or subadviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. REIT Risk – the value of REITs change with the value of the underlying properties and changes in interest rates and are subject to additional fees. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small-Cap Risk – small-cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

Information regarding closed-end fund premiums and discounts provided by Morningstar.

8	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

RiverNorth/Doubleline Strategic Income Fund

Portfolio Management Commentary – Patrick Galley, CFA, Stephen O’Neill, CFA and Jeffrey Gundlach

What is the Fund’s investment strategy?

The RiverNorth/DoubleLine Strategic Income Fund (RNSIX and RNDLX; the “Fund”) invests in a broad range of fixed income securities of U.S. and foreign issuers including closed-end funds.

Assets of the Fund are tactically managed across three distinct fixed income strategies (or sleeves). RiverNorth Capital Management oversees the sleeve allocation and manages the Tactical Closed-end Fund Income Strategy. This strategy is designed to provide diversified exposure to the fixed income market through opportunistic investments in closed-end funds. Jeffrey Gundlach, Chief Investment Officer at DoubleLine Capital, oversees the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy has a flexible mandate and is managed without duration constraints. The Core Fixed-Income Strategy, the most traditional of the three fixed income sleeves, incorporates an active asset allocation approach within the diverse fixed income universe in an effort to mitigate risk and achieve superior risk-adjusted returns.

How did the RiverNorth/DoubleLine Strategic Income Fund perform relative to its benchmark during the reporting period?

For the twelve months ended September 30, 2012, the Class I shares of the RiverNorth/DoubleLine Strategic Income Fund returned 13.56%. The Fund’s Class R shares returned 13.28% for the period. The Barclays Capital U.S. Aggregate Bond Index returned 5.16%, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Doubleline Strategic Income Fund and the Barclay’s Capital U.S. Aggregate Bond Index

Annual Report | September 30, 2012	9

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

Average Annual Total Returns for Periods Ending September 30, 2012

	1 - Year	Since Inception(1)
RiverNorth/Doubleline Strategic Income Fund – Class I (RNSIX)	13.56%	12.94%
RiverNorth/Doubleline Strategic Income Fund – Class R (RNDLX)	13.28%	12.73%
Barclays Capital U.S. Aggregate Bond Index(2)	5.16%	6.98%

(1)	Inception date is December 30, 2010.
(2)

The Barclay’s Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. This unmanaged index does not reflect fees and expenses. The index cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The RiverNorth/DoubleLine Strategic Income Fund’s Total Annual Operating Expense as disclosed in the prospectus is 1.23% for Class I Shares and 1.48% for Class R Shares. The Fund’s adviser has contractually agreed to waive management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in (b) which the Fund invests and extraordinary expenses) of the Fund until at least January 31, 2013 in order to (c) maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement at or below 0.95% and 1.20% for the Class I shares and Class R shares, respectively. As reported in the Financial Highlights section of this Report, for the fiscal year ended September 30, 2012 the ratio of expenses to average net assets excluding fee waivers and reimbursements for the Class I shares and Class R shares was 0.90% and 1.15%, respectively, including fee waivers and reimbursements it was 0.90% and 1.15%, respectively.

What contributing factors were responsible for the RiverNorth/DoubleLine Strategic Income Fund’s relative performance during the period?

RiverNorth Tactical Closed-End Fund Income Sleeve:

The RiverNorth sleeve benefited from the general discount narrowing on taxable bond funds. The focus on credit-related sectors of the bond market also contributed to the sleeve’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index.

DoubleLine Opportunistic Income Sleeve:

The non-agency mortgage-backed securities (MBS) sector saw a significant rally over the latter half of the fiscal year across the credit spectrum. Specifically, higher credit quality bonds, such as Prime and Alt-A securities, were the best performing benefiting from relatively high price appreciation and strong interest returns. Alt-A is a classification of mortgages where the risk profile falls between prime and subprime. Longer duration agency collateralized mortgage obligations (CMOs),

10	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

such as inverse floating-rate bonds, continue to experience strong interest income and price gains which more than offset prepayments over the period.

DoubleLine Core Fixed Income Sleeve:

Risk assets have seen a significant rally over the latter half of the year with both emerging market debt and non-agency MBS, boosting most of the performance over the period. Investment grade corporate bonds performed well versus the index while U.S. government debt was relatively flat.

What was the closed-end fund environment like for the past twelve months and current outlook?

Near zero percent policy rates and a series of quantitative easing programs have forced savers to reach for yield in the taxable bond market. Many investors have discovered closed-end bond funds in their search for attractive yield. Closed-end bond funds generally use leverage (about 30%) and therefore their distribution yields are often higher than those on open-end mutual funds and exchange-traded funds with similar investment strategies. The average closed-end fund distribution rate is currently 7.08%. The yield advantage has enticed investors into paying premiums for these bond funds. The average premium on the roughly 180 taxable bond funds was 3.04% on September 30, 2012; an increase of over 500 basis points in the past year.

We have responded by reducing the Fund’s allocation to closed-end funds. We have been selling our best performing funds into strength. The closed-end fund portfolio has become more concentrated in our best ideas. The top ten closed-end fund positions now account for over 50% of the closed-end fund portfolio. We remain bullish on our core positions and are comfortable with the weighted average discount on the portfolio, which is approximately 5%.

In our opinion, bond fund discounts will remain narrow by historical standards so long as interest rates remain low. We believe the current environment is ideal for leveraged bond funds. These funds borrow at rock-bottom short-term rates and investors pocket the spread between the interest income from the bonds and the interest expense on the debt. Although a fundamental case could be made for owning many bond funds at premium valuations, we adhere to Warren Buffett’s advice of being fearful when others are greedy and greedy when others are fearful.

What was the fixed income environment like for the past twelve months and current outlook?

For the past twelve months, U.S. Treasury rates fell with the curve flattening even further; 2-year rates were down 1 basis point on the year with the 10-year down 28 basis points to end the period at 1.63%. The riskier assets in the fixed income market outperformed over the period with emerging markets fixed income leading the way. Corporate securities and non-agency MBS also had significant outperformance over the time period. Treasuries and agency MBS returns trailed over the period given these sectors have little credit risk.

Looking forward, the key headwinds facing global markets will continue to be the European banking/debt crisis, U.S. elections/fiscal cliff and slowing Chinese growth. Despite the fact that liquidity provided by the European Central Bank (ECB), U.S. and other central banks around the world have been market supportive over the past 4 months, these issues have not been resolved and will likely weigh on global growth through the end of 2012 and into 2013. The ECB’s European Support Mechanism (ESM) and SMP 2.0 program now known as outright monetary transactions or OMTs have yet to be tested as ECB President Draghi has been successful in talking down yields in the European periphery without putting “any skin in the game”. Greek and Spanish governments still face uphill battles to find ever deeper austerity adjustments to cover increasing fiscal shortfalls as growth targets continue to be missed, and to convince coalition partners and citizens to continue forward with increasingly burdensome austerity measures. Not to be underestimated,

Annual Report | September 30, 2012	11

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

“bail-out fatigue’ from Germany, Finland, Netherlands and other core European countries could escalate as the bailout costs for periphery Europe rises. Over the longer term, the eurozone’s creation of a banking union and advance toward full fiscal union should continue to proceed, albeit at a start-and stop pace.

A U.S. policy response to the fiscal crisis is not expected until after the November presidential election, or around the time the expiration of numerous tax cuts and the implementation of automatic spending cuts begin at year-end. Lastly, Chinese officials are likely to continue to provide just enough stimuli to maintain growth and avoid a hard landing, without showing any real new growth programs ahead of its leadership changes starting in October/November 2012 and ending in March 2013 with the change in Presidency and Premiership at the National People’s Congress. Another risk that remains on DoubleLine’s radar screen is the growing geopolitical tensions between Israel and Iran.

How was the RiverNorth/DoubleLine Strategic Income Fund positioned at the end of September 2012?

Strategy (“Sleeve”) Allocation

Credit Quality Distribution(1) (percentages are based on net assets)

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RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

Sector Breakdown(1) (percentages are based on net assets)

(1)

Asset-Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjust with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk –exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjust with interest rates and are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Management Risk – there is no guarantee that the adviser’s subadviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mortgage-Backed Security Risk – mortgage backed securities are subject to credit risk, pre-payment risk and devaluation of the underlying collateral. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer’s creditworthiness. REIT Risk – the value of REITs change with the value of the underlying properties and changes in interest rates and are subject to additional fees. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

Information regarding closed-end fund premiums and discounts provided by Morningstar.

Annual Report | September 30, 2012	13

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

RiverNorth/Manning & Napier Dividend Income Fund

Portfolio Management Commentary –Patrick Galley, CFA, Stephen O’Neill, CFA and Manning & Napier (team-based)

What is the Fund’s investment strategy?

The RiverNorth/Manning & Napier Dividend Income Fund (RNDIX and RNDLX; the “Fund”) invests in a broad range of dividend paying equity securities including closed-end funds. Please refer to the preceding Letter from the President for additional information about the Fund’s investment strategy.

How did the RiverNorth/Manning & Napier Dividend Income Fund perform relative to its benchmark during the reporting period?

Since inception (July 18, 2012) through September 30, 2012, the Fund returned 4.44% (RNDIX) and 4.46% (RNMNX). The Russell 1000 Value Index returned 5.73%, during the same period.

Cumulative Total Returns for the Period Ending September 30, 2012

Since Inception(1)
RiverNorth/Manning & Napier Dividend Income Fund – Class I (RNDIX)	4.44%
RiverNorth/Manning & Napier Dividend Income Fund – Class R (RNMNX)	4.46%
Russell 1000 Value Index(2)	5.73%

(1)	Inception date is July 18, 2012. Since Inception return is cumulative, not annualized.
(2)

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The RiverNorth/Manning & Napier Dividend Income Fund’s Total Annual Operating Expense as disclosed in the prospectus is 1.66% for Class I Shares and 1.91% for Class R Shares. The Fund’s adviser has contractually agreed to waive management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests and extraordinary expenses) of the Fund until at least January 31, 2014 in order to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement at or below 1.35% and 1.60% for the Class I shares and Class R shares, respectively. As reported in the Financial Highlights section of this Report, for the period July 18, 2012 (inception) to September 30, 2012 the ratio of expenses to average net assets excluding fee waivers and reimbursements for the Class I shares and Class R shares was 6.16% and 6.21%, respectively, including fee waivers and reimbursements it was 1.35% and 1.60%, respectively.

14	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

How was the RiverNorth/Manning & Napier Dividend Income Fund positioned at the end of September 2012?

The Fund is young and we are in the process of ramping up the portfolio. The current allocation between strategies is 62% Tactical Closed-end Fund Equity and 38% Dividend Focus. For now the RiverNorth allocation includes a large exchange-traded funds (ETF) position that gives the Fund exposure to the Russell 1000 Value Index. As the Fund grows, this exposure should be reduced.

We are excited about the opportunity to own equity closed-end funds at historically wide discounts. Roughly 23% of the Fund is invested in covered-call funds managed by Eaton Vance; six funds in total with an average discount of 13%. Each fund was trading at a premium as recently as 2010. The discounts came about following a series of distribution cuts, the latest of which occurred in the first half of 2012. Investors have been fearful of additional distribution cuts and consequently the Eaton Vance covered-call funds have been amongst the widest of all closed-end funds. On October 5th, 2012, Eaton Vance announced a share-repurchase program for their covered-call funds and made clear that the firm has no current plans to alter future distributions. We believe the discounts on these covered-call funds should narrow with time. Additionally, we are finding value in general equity funds that may be susceptible to shareholder activism. Funds that trade at chronic discounts attract institutional investors that push for shareholder-friendly corporate actions (i.e. dividend increases and tender-offers).

In our opinion, equity funds present the best trading opportunities in the closed-end fund market. We look forward to fully deploying the Fund’s capital in today’s target rich environment.

The Charts below further highlight our positioning:

Sector Breakdown(1) (percentages are based on net assets)

Annual Report | September 30, 2012	15

RiverNorth Funds	Shareholder Letter
September 30, 2012 (Unaudited)

Sleeve Weights(1) (percentages are based on net assets)

(1)

Convertible Security Risk – the market value of convertible securities adjust with interest rates and the value of the underlying stock. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Equity Risk – the value of equity securities change frequently. Fixed Income Risk – the market value of fixed income securities adjust with interest rates and are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Mid-Cap Risk – mid-cap companies may be more susceptible to adverse business or economic events than large-cap companies. Management Risk – there is no guarantee that the adviser’s subadviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Small-Cap Risk – small-cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

16	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Disclosure of Fund Expenses
September 30, 2012 (Unaudited)

Expense Example

As a shareholder of the RiverNorth Funds, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2012 and held for the six months ended September 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2012	17

RiverNorth Funds	Disclosure of Fund Expenses
September 30, 2012 (Unaudited)

	Beginning Account Value 04/01/2012	Ending Account Value 09/30/2012	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Actual	$1,000.00	$1,032.60	1.30%	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	1.30%	$6.56

RiverNorth/DoubleLine Strategic Income Fund
Class R Shares
Actual	$1,000.00	$1,066.50	1.14%	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	1.14%	$5.76

Class I Shares
Actual	$1,000.00	$1,067.90	0.89%	$4.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	0.89%	$4.50

RiverNorth/Manning & Napier Dividend Income Fund(c)
Class R Shares
Actual	$1,000.00	$1,044.60	1.60%	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	1.60%	$8.07

Class I Shares
Actual	$1,000.00	$1,044.40	1.35%	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	1.35%	$6.81

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366. Note this expense example is typically based on a six-month period.

(c)	Note the Actual Expense Paid During the Period is based on since inception of the Share Class on July 18, 2012.

18	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2012

Shares/Description		Fair Value
CLOSED-END FUNDS - 55.75%
1,476,089	Adams Express Co.	$16,738,849
136,224	ASA Gold and Precious Metals Ltd.	3,432,845
681,996	BlackRock Credit Allocation Income Trust II, Inc.	7,870,234
964,545	BlackRock Credit Allocation Income Trust IV, Inc.	13,677,248
653,052	Boulder Growth & Income Fund, Inc.	4,277,491
272,671	Boulder Total Return Fund, Inc.(a)	4,908,078
68,687	Calamos Convertible and High Income Fund	869,577
91,400	Calamos Global Dynamic Income Fund	780,556
90,000	Central Europe and Russia Fund, Inc.	3,005,100
535,437	Clough Global Equity Fund	6,907,137
1,524,908	Clough Global Opportunities Fund	17,841,424
250	DNP Select Income Fund, Inc.	2,465
515,913	Eaton Vance Enhanced Equity Income Fund	5,716,316
1,153,841	Eaton Vance Risk-Managed Diversified Equity Income Fund	12,149,946
129,076	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	2,553,123
680,231	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	8,849,805
1,542,710	Eaton Vance Tax-Managed Diversified Equity Income Fund	14,671,172
1,794,249	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	19,916,164
3,458,853	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	30,472,495
462,315	Gabelli Dividend & Income Trust	7,836,239
408,250	General American Investors Co., Inc.	11,863,745
4,711,791	Liberty All Star® Equity Fund	22,757,951
473,714	Macquarie Global Infrastructure Total Return Fund, Inc.	9,071,623
1,782,824	Nuveen Credit Strategies Income Fund	17,329,049
44,739	Nuveen Energy MLP Total Return Fund	843,330
4,413	Nuveen Preferred Income Opportunities Fund	43,512
266,792	PIMCO Income Strategy Fund II	3,046,765
494,019	Royce Focus Trust, Inc.	3,319,808
1,717,633	Royce Value Trust, Inc.	22,449,463
718,998	TCW Strategic Income Fund, Inc.	4,105,479
120,142	Templeton Emerging Markets Fund	2,213,016
151,568	The Greater China Fund, Inc.	1,727,875
65,900	The New Germany Fund, Inc.	958,792
386,402	The Thai Fund, Inc.	6,789,083
1,022,496	Tri-Continental Corp.	16,584,885
933,097	Zweig Total Return Fund, Inc.	11,813,008

TOTAL CLOSED-END FUNDS
(Cost $268,396,402)		317,393,648

MUTUAL FUNDS - 3.84%
533,820	Calamos Convertible Fund - Class A	9,571,400

See Notes to Financial Statements.
Annual Report | September 30, 2012	19

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2012

Shares/Description		Fair Value
1,111,161	Eaton Vance Floating-Rate Advantaged Fund	$12,267,214

TOTAL MUTUAL FUNDS (Cost $15,430,785)		21,838,614

EXCHANGE-TRADED FUNDS - 14.81%
88,563	Guggenheim Russell Top 50 Mega Cap ETF	9,493,953
176,839	iShares® MSCI Emerging Markets Index Fund	7,307,872
447,980	iShares® S&P 100® Index Fund	29,772,751
334,568	Powershares FTSE RAFI US 1000 Portfolio	20,589,315
111,000	SPDR® Barclays Capital Convertible Securities ETF	4,393,380
100,000	Vanguard® MSCI EAFE ETF	3,288,000
153,000	Vanguard® MSCI Emerging Markets ETF	6,383,160
58,957	WisdomTree Emerging Markets Local Debt Fund	3,084,041

TOTAL EXCHANGE-TRADED FUNDS (Cost $71,367,614)		84,312,472

HOLDING & INVESTMENT MANAGEMENT COMPANIES - 0.26%
12,100	Affiliated Managers Group, Inc.(a)	1,488,300

TOTAL HOLDING & INVESTMENT MANAGEMENT COMPANIES (Cost $634,253)		1,488,300

PREFERRED STOCKS - 0.70%
64,103	General American Investors Co., Inc., Series B, 5.950%	1,667,319
92,500	Kayne Anderson MLP Investment Co., Series D, 4.950%	2,344,875

TOTAL PREFERRED STOCKS (Cost $3,825,799)		4,012,194

TOTAL INVESTMENTS - 75.36% (Cost $359,654,853)		429,045,228
CASH - 24.00%		136,665,713
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.63%		3,612,861

NET ASSETS - 100.00%		$569,323,802

(a)	Non-income producing security.

See Notes to Financial Statements.
20	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2012

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

FTSE - Financial Times Stock Exchange.

ETF - Exchange Traded Fund.

Ltd. - Limited.

MLP – Master Limited Partnership.

MSCI – Morgan Stanley Capital International.

RAFI - Research Affiliates Fundamental Index.

S&P – Standard & Poor’s.

SPDR – Standard & Poor’s Depository Receipts.

See Notes to Financial Statements.
Annual Report | September 30, 2012	21

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Shares/Description		Fair Value
CLOSED-END FUNDS - 15.28%
255,141	Advent Claymore Convertible Securities and Income Fund	$4,202,172
543,636	Advent Claymore Convertible Securities and Income Fund II	3,658,670
398,296	Advent Claymore Enhanced Growth & Income Fund	3,839,574
3,035,157	AllianceBernstein Income Fund, Inc.	26,223,757
273,671	BlackRock Credit Allocation Income Trust I, Inc.	2,909,123
526,495	BlackRock Credit Allocation Income Trust II, Inc.	6,075,752
544,912	BlackRock Credit Allocation Income Trust III, Inc.	6,598,884
572,279	BlackRock Credit Allocation Income Trust IV, Inc.	8,114,916
222,822	BlackRock Diversified Income Strategies Fund, Inc.	2,404,249
161,042	BlackRock Income Trust, Inc.	1,236,803
418,191	Calamos Convertible and High Income Fund	5,294,298
210,828	DWS Global High Income Fund, Inc.	1,856,678
35,325	Eaton Vance Short Duration Diversified Income Fund	622,427
281,765	Federated Enhanced Treasury Income Fund	4,023,604
59,883	Global Income & Currency Fund, Inc.	816,205
174,771	Helios Strategic Income Fund, Inc.	1,113,361
698,784	ING Prime Rate Trust	4,325,473
699,762	Invesco Van Kampen Dynamic Credit Opportunities Fund	8,872,982
1,411,009	Invesco Van Kampen Senior Income Trust	7,069,155
198,622	Legg Mason BW Global Income Opportunities Fund, Inc.	3,944,633
296,684	Montgomery Street Income Securities, Inc.	5,037,694
302,231	Morgan Stanley Emerging Markets Debt Fund, Inc.	3,641,884
463,451	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	7,633,038
977,673	NexPoint Credit Strategies Fund	6,755,720
182,063	Nuveen Build America Bond Opportunity Fund	4,014,489
1,480,229	Nuveen Credit Strategies Income Fund	14,387,826
901,356	Nuveen Multi-Currency Short-Term Government Income Fund	11,897,899
533,436	Nuveen Preferred Income Opportunities Fund	5,259,679
416,772	PIMCO Dynamic Income Fund	11,765,487
52,201	PIMCO Income Strategy Fund	690,619
195,482	PIMCO Income Strategy Fund II	2,232,404
254,406	Putnam Master Intermediate Income Trust	1,317,823
350,781	The GDL Fund	4,142,724
12,063	Virtus Global Multi-Sector Income Fund	230,162
641,431	Wells Fargo Advantage Multi-Sector Income Fund	10,461,740
152,398	Western Asset Inflation Management Fund, Inc.	2,898,183
510,757	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	6,869,682
86,822	Western Asset/Claymore Inflation-Linked Securities & Income Fund	1,152,128

TOTAL CLOSED-END FUNDS (Cost $185,601,781)		203,591,897

See Notes to Financial Statements.
22	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Shares /Description				Fair Value
PREFERRED STOCKS - 1.44%
80,225	Apollo Commercial Real Estate Finance, Inc., 8.625%			$2,053,760
3,909	General American Investors Co., Inc., Series B, 5.950%			101,673
383,767	Kayne Anderson MLP Investment Co., 4.250%			9,690,117
76,371	The GDL Fund, Series B, 7.000%(a)			3,852,917
334,415	Tortoise Energy Capital Corp., 3.950%			3,411,033

TOTAL PREFERRED STOCKS (Cost $19,064,085)				19,109,500

Principal Amount/Description		Rate	Maturity	Fair Value
FOREIGN CORPORATE BONDS - 5.88%
Australia - 0.25%
$2,400,000	Australia & New Zealand Banking Group Ltd.(b)	4.88%	01/12/2021	2,764,344
555,000	PTTEP Australia International Finance Pty. Ltd.(c)	4.15%	07/19/2015	587,597

				3,351,941

Bermuda - 0.16%
600,000	Inkia Energy Ltd.(c)	8.38%	04/04/2021	660,000
1,400,000	Qtel International Finance Ltd.(c)	3.38%	10/14/2016	1,468,600

				2,128,600

Brazil - 0.47%
1,000,000	Banco Bradesco SA(b)	5.75%	03/01/2022	1,067,500
1,200,000	Banco do Brasil SA(a)(c)(d)	8.50%	Perpetual Maturity	1,432,560
400,000	Globo Comunicacao e Participacoes SA(b)(e)	5.31%	05/11/2022	439,000
1,400,000	Globo Comunicacao e Participacoes SA(c)(e)	6.25%	07/20/2049	1,526,000
1,400,000	Itau Unibanco Holding SA(c)	5.65%	03/19/2022	1,470,000
300,000	NET Servicos de Comunicacao SA	7.50%	01/27/2020	349,875

				6,284,935

British Virgin Islands - 0.11%
100,000	C10 Capital SPV Ltd.(a)(c)(d)	6.72%	Perpetual Maturity	71,500
700,000	CNPC General Capital Ltd.(c)	2.75%	04/19/2017	725,722
600,000	Hongkong Electric Finance Ltd.	4.25%	12/14/2020	659,320

				1,456,542

Canada - 0.44%
2,875,000	Bank of Montreal	1.40%	09/11/2017	2,893,932
840,000	Pacific Rubiales Energy Corp.(b)	7.25%	12/12/2021	991,200
600,000	Pacific Rubiales Energy Corp.(c)	7.25%	12/12/2021	708,000

See Notes to Financial Statements.
Annual Report | September 30, 2012	23

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
$1,350,000	Teck Resources Ltd.	5.40%	02/01/2043	$1,323,661

				5,916,793

Cayman Islands - 0.55%
200,000	AES Andres Dominicana Ltd.(c)	9.50%	11/12/2020	218,000
500,000	AES Andres Dominicana Ltd. / Itabo Dominicana Ltd(b)	9.50%	11/12/2020	545,000
900,000	EGE Haina Finance Co.(c)	9.50%	04/26/2017	949,500
500,000	Embraer Overseas Ltd.	6.38%	01/24/2017	570,000
500,000	Embraer Overseas Ltd.	6.38%	01/15/2020	577,500
200,000	Grupo Aval Ltd.(b)	5.25%	02/01/2017	213,500
300,000	Grupo Aval Ltd.(b)	4.75%	09/26/2022	296,250
410,087	IIRSA Norte Finance Ltd.(c)	8.75%	05/30/2024	508,508
250,000	Intercorp Retail Trust(b)	8.88%	11/14/2018	278,750
1,100,000	Raizen Fuels Finance Ltd.(c)	9.50%	08/15/2014	1,241,625
1,150,000	Transocean, Inc.	6.00%	03/15/2018	1,344,799
600,000	Virgolino de Oliveira Finance Ltd.(b)	11.75%	02/09/2022	600,000

				7,343,432

Chile - 0.48%
400,000	AES Gener SA	7.50%	03/25/2014	432,961
200,000	Banco de Chile(c)	6.25%	06/15/2016	223,911
1,600,000	Banco de Credito e Inversiones(b)	3.00%	09/13/2017	1,602,013
1,110,000	Celulosa Arauco y Constitucion SA(c)	4.75%	01/11/2022	1,164,886
200,000	Corp. Nacional del Cobre de Chile(c)	4.75%	10/15/2014	214,134
1,200,000	Corp. Nacional del Cobre de Chile(c)	3.88%	11/03/2021	1,310,113
200,000	Inversiones CMPC SA(b)	4.75%	01/19/2018	215,204
500,000	Inversiones CMPC SA(b)	4.50%	04/25/2022	521,907
100,000	Inversiones CMPC SA(c)	4.75%	01/19/2018	107,577
500,000	Inversiones CMPC SA(c)	6.13%	11/05/2019	576,237

				6,368,943

China - 0.04%
500,000	CNPC General Capital Ltd.(b)	3.95%	04/19/2022	534,491

				534,491

Colombia - 0.05%
200,000	Banco de Bogota SA(b)	5.00%	01/15/2017	212,000
400,000	Transportadora de Gas Internacional SA ESP(c)	5.70%	03/20/2022	432,000

				644,000

Costa Rica - 0.12%
800,000	Instit Costa de Electric(b)	6.95%	11/10/2021	892,000
600,000	Instit Costa de Electric(c)	6.95%	11/10/2021	669,000

				1,561,000

See Notes to Financial Statements.
24	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
Cyprus - 0.08%
$1,000,000	Alfa MTN Invest Ltd.(c)	9.25%	06/24/2013	$1,047,500

				1,047,500

France - 0.12%
1,450,000	France Telecom SA	2.75%	09/14/2016	1,523,083

				1,523,083

Great Britain - 0.38%
1,303,000	BP Capital Markets PLC	4.75%	03/10/2019	1,513,565
2,263,000	British Telecommunications PLC	5.95%	01/15/2018	2,713,755
850,000	Diageo Capital PLC	1.50%	05/11/2017	865,918

				5,093,238

India - 0.04%
500,000	Reliance Holdings USA, Inc.(b)	5.40%	02/14/2022	533,694

				533,694

Ireland - 0.06%
700,000	AK Transneft OJSC Via TransCapitalInvest Ltd.(c)	5.67%	03/05/2014	744,100

				744,100

Isle Of Man - 0.05%
700,000	AngloGold Ashanti Holdings PLC	5.13%	08/01/2022	714,364

				714,364

Kazakhstan - 0.00%(f)
60,000	BTA Bank JSC(c)(e)(g)	10.75%	07/01/2018	11,700

				11,700

Luxembourg - 0.23%
100,000	Bank of Moscow OJSC Via Kuznetski Capital(a)	5.97%	11/25/2015	103,600
960,000	Covidien International Finance SA	2.80%	06/15/2015	1,010,833
850,000	Covidien International Finance SA	6.00%	10/15/2017	1,046,268
500,000	Minerva Luxembourg SA(b)	12.25%	02/10/2022	579,350
286,182	Tengizchevoil Finance Co. SARL(c)	6.12%	11/15/2014	301,206

				3,041,257

Marshall Islands - 0.04%
479,844	Nakilat, Inc.(c)	6.27%	12/31/2033	570,175

				570,175

Mexico - 0.41%
700,000	Banco Mercantil del Norte SA(c)	4.38%	07/19/2015	745,500
700,000	Banco Mercantil del Norte SA(a)(c)	6.86%	10/13/2021	761,250
150,000	Empresas ICA SAB de CV(b)	8.38%	07/24/2017	156,750
600,000	Empresas ICA SAB de CV(c)	8.90%	02/04/2021	633,000
500,000	Gruma SAB de CV(c)(d)	7.75%	Perpetual Maturity	513,750
940,000	Grupo KUO SAB De CV(c)	9.75%	10/17/2017	1,005,800

See Notes to Financial Statements.
Annual Report | September 30, 2012	25

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
$100,000	Ixe Banco SA(c)	9.25%	10/14/2020	$119,000
1,000,000	Mexichem SAB de CV(b)	4.88%	09/19/2022	1,017,500
500,000	Telefonos de Mexico SAB de CV	5.50%	01/27/2015	554,234

				5,506,784

Myanmar - 0.11%
650,000	Axiata SPV1 Labuan Ltd.	5.38%	04/28/2020	731,892
200,000	IOI Ventures L Bhd	5.25%	03/16/2015	213,247
500,000	Penerbangan Malaysia Bhd(c)	5.63%	03/15/2016	566,519

				1,511,658

Netherlands - 0.14%
266,000	Deutsche Telekom International Finance BV	8.75%	06/15/2030	401,498
647,000	Koninklijke KPN NV	8.38%	10/01/2030	868,344
700,000	WPE International Cooperatief UA(c)	10.38%	09/30/2020	602,000

				1,871,842

Norway - 0.04%
500,000	Corp. Pesquera Inca SAC(c)	9.00%	02/10/2017	542,500

				542,500

Panama - 0.06%
800,000	Banco Latinoamericano de Comercio Exterior SA(b)	3.75%	04/04/2017	832,000

				832,000

Peru - 0.05%
190,000	Banco de Credito del Peru(c)	4.75%	03/16/2016	201,400
100,000	Banco de Credito del Peru(a)(c)	9.75%	11/06/2069	121,000
100,000	Banco Internacional del Peru SAA(a)(c)	8.50%	04/23/2070	106,000
200,000	Corp. Lindley SA(b)	6.75%	11/23/2021	225,500

				653,900

Qatar - 0.12%
839,800	Ras Laffan Liquefied Natural Gas Co. Ltd. II(c)	5.30%	09/30/2020	948,974
500,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III(c)	5.84%	09/30/2027	582,500

				1,531,474

Russia - 0.40%
1,100,000	Gazprom OAO Via Gaz Capital SA(c)	8.13%	07/31/2014	1,216,061
1,250,000	Gazprombank OJSC Via GPB Eurobond Finance PLC	7.93%	06/28/2013	1,309,375
400,000	Industry & Construction Bank St. Petersburg OJSC Via Or-ICB for Industry(a)	5.01%	09/29/2015	400,000
500,000	Russian Agricultural Bank OJSC Via RSHB Capital SA(c)	7.13%	01/14/2014	530,300

See Notes to Financial Statements.
26	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
$750,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC(c)	8.38%	04/30/2013	$778,493
1,000,000	VTB Bank OJSC Via VTB Capital SA(c)	6.88%	05/29/2018	1,078,800

				5,313,029

Singapore - 0.30%
1,400,000	DBS Bank Ltd.(a)(c)	5.00%	11/15/2019	1,485,897
1,600,000	Oversea-Chinese Banking Corp. Ltd.(a)	4.25%	11/18/2019	1,667,525
800,000	United Overseas Bank Ltd.(a)(c)	5.38%	09/03/2019	849,556

				4,002,978

South Africa - 0.05%
200,000	Transnet SOC Ltd.(b)	4.00%	07/26/2022	203,800
400,000	Transnet SOC Ltd.(c)	4.50%	02/10/2016	425,206

				629,006

South Korea - 0.32%
800,000	POSCO(b)	4.25%	10/28/2020	852,915
650,000	POSCO(b)	5.25%	04/14/2021	743,097
2,500,000	The Korea Development Bank	4.38%	08/10/2015	2,714,518

				4,310,530

United Arab Emirates - 0.21%
200,000	Abu Dhabi National Energy Co.(b)	5.88%	12/13/2021	232,250
200,000	Abu Dhabi National Energy Co.(c)	4.75%	09/15/2014	211,750
1,000,000	Abu Dhabi National Energy Co.(c)	5.88%	12/13/2021	1,161,250
400,000	Dolphin Energy Ltd.(b)	5.50%	12/15/2021	463,600
640,320	Dolphin Energy Ltd.(c)	5.89%	06/15/2019	728,364

				2,797,214

TOTAL FOREIGN CORPORATE BONDS (Cost $75,591,272)				78,372,703

U.S. CORPORATE BONDS - 8.27%
1,325,000	Alcoa, Inc.	6.15%	08/15/2020	1,464,806
2,700,000	Altria Group, Inc.	2.85%	08/09/2022	2,700,173
2,750,000	American Express Credit Corp.	2.75%	09/15/2015	2,899,174
1,450,000	Arrow Electronics, Inc.	3.38%	11/01/2015	1,515,269
1,050,000	AT&T, Inc.	5.35%	09/01/2040	1,270,336
2,100,000	BB&T Corp.	1.60%	08/15/2017	2,140,679
1,645,000	Becton Dickinson and Co.	3.13%	11/08/2021	1,765,736
1,667,000	Biogen Idec, Inc.	6.88%	03/01/2018	2,053,669
300,000	Boston Properties LP	5.63%	11/15/2020	357,802
875,000	Boston Properties LP	4.13%	05/15/2021	950,341
400,000	Boston Properties LP	3.85%	02/01/2023	422,279
1,350,000	Celgene Corp.	3.25%	08/15/2022	1,366,026
250,000	Cemex Finance LLC(c)	9.50%	12/14/2016	260,000

See Notes to Financial Statements.
Annual Report | September 30, 2012	27

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
$1,150,000	Citigroup, Inc.	6.00%	12/13/2013	$1,220,061
950,000	ConocoPhillips	6.50%	02/01/2039	1,373,776
100,000	Daimler Finance North America LLC	6.50%	11/15/2013	106,485
2,000,000	Daimler Finance North America LLC(b)	1.88%	09/15/2014	2,032,112
965,000	Devon Energy Corp.	6.30%	01/15/2019	1,199,867
1,603,000	Devon Energy Corp.	4.00%	07/15/2021	1,766,139
1,350,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	5.00%	03/01/2021	1,515,324
1,550,000	Duke Energy Corp.	3.55%	09/15/2021	1,652,970
1,400,000	Eastman Chemical Co.	2.40%	06/01/2017	1,464,110
1,305,000	Ecolab, Inc.	2.38%	12/08/2014	1,354,205
1,350,000	Express Scripts Holding Co.(b)	2.10%	02/12/2015	1,385,699
2,175,000	Ford Motor Co.	7.45%	07/16/2031	2,716,031
800,000	Freeport-McMoRan Copper & Gold, Inc.	2.15%	03/01/2017	810,048
2,750,000	General Electric Capital Corp.	2.90%	01/09/2017	2,912,957
1,436,000	General Mills, Inc.	3.15%	12/15/2021	1,497,647
675,000	Halliburton Co.	6.15%	09/15/2019	842,846
900,000	Illinois Tool Works, Inc.	3.38%	09/15/2021	969,611
1,250,000	Intel Corp.	3.30%	10/01/2021	1,360,691
1,400,000	International Business Machines Corp.	1.95%	07/22/2016	1,463,830
1,850,000	JP Morgan Chase & Co.	4.95%	03/25/2020	2,116,801
700,000	JP Morgan Chase & Co.	4.50%	01/24/2022	778,148
900,000	Kellogg Co.	7.45%	04/01/2031	1,261,566
1,600,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	2,054,946
1,089,000	Kraft Foods, Inc.	5.38%	02/10/2020	1,316,024
1,500,000	Liberty Mutual Group, Inc.(b)	6.50%	05/01/2042	1,631,146
1,243,000	Marathon Petroleum Corp.	5.13%	03/01/2021	1,437,137
1,250,000	Mattel, Inc.	2.50%	11/01/2016	1,307,754
825,000	MetLife, Inc.	6.38%	06/15/2034	1,081,197
250,000	MetLife, Inc.	5.70%	06/15/2035	308,587
350,000	MidAmerican Energy Holdings Co.	5.95%	05/15/2037	440,698
1,499,000	MidAmerican Energy Holdings Co.	6.50%	09/15/2037	2,016,612
1,615,000	Motorola Solutions, Inc.	6.00%	11/15/2017	1,930,091
2,514,000	National Rural Utilities Cooperative Finance Corp.	10.38%	11/01/2018	3,725,600
525,000	News America, Inc.	6.65%	11/15/2037	669,191
1,250,000	Novartis Capital Corp.	4.40%	04/24/2020	1,476,906
1,275,000	Omnicom Group, Inc.	4.45%	08/15/2020	1,421,718
1,200,000	ONEOK Partners LP	6.13%	02/01/2041	1,448,342
1,475,000	Phillips 66(b)	5.88%	05/01/2042	1,760,205
150,000	Plains All American Pipeline LP	5.15%	06/01/2042	171,521
625,000	PNC Funding Corp.	6.70%	06/10/2019	796,324
1,300,000	PNC Funding Corp.	4.38%	08/11/2020	1,485,891
795,000	Simon Property Group LP	5.65%	02/01/2020	958,213

See Notes to Financial Statements.
28	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value

$400,000	Simon Property Group LP	4.38%	03/01/2021	$453,032
1,950,000	Southern Power Co.	4.88%	07/15/2015	2,148,210
200,000	Southwest Airlines Co.	5.25%	10/01/2014	214,842
365,000	Southwest Airlines Co.	5.75%	12/15/2016	417,772
992,000	Southwest Airlines Co.	5.13%	03/01/2017	1,111,904
900,000	Target Corp.	3.88%	07/15/2020	1,028,092
500,000	Target Corp.	2.90%	01/15/2022	531,006
1,295,000	The ADT Corp.(b)	3.50%	07/15/2022	1,348,489
721,000	The Boeing Co.	6.88%	03/15/2039	1,122,800
100,000	The Boeing Co.	5.88%	02/15/2040	139,759
1,550,000	The Coca-Cola Co.	1.80%	09/01/2016	1,616,765
1,925,000	The Kroger Co.	3.40%	04/15/2022	2,009,417
1,150,000	Time Warner Cable, Inc.	5.00%	02/01/2020	1,335,609
850,000	Time Warner Cable, Inc.	4.50%	09/15/2042	852,276
1,300,000	Tyson Foods, Inc.	4.50%	06/15/2022	1,368,250
750,000	United Technologies Corp.	3.10%	06/01/2022	801,094
1,250,000	Valero Energy Corp.	6.13%	02/01/2020	1,520,885
2,400,000	Wal-Mart Stores, Inc.	3.25%	10/25/2020	2,645,047
1,615,000	Waste Management, Inc.	6.13%	11/30/2039	2,043,920
1,405,000	WellPoint, Inc.	5.25%	01/15/2016	1,576,902
925,000	WellPoint, Inc.	5.88%	06/15/2017	1,101,847
2,600,000	Wells Fargo & Co.	4.60%	04/01/2021	3,009,282
1,225,000	Wynn Las Vegas LLC	7.75%	08/15/2020	1,368,937
1,800,000	Xerox Corp.	4.25%	02/15/2015	1,912,783

TOTAL U.S. CORPORATE BONDS (Cost $105,037,514)				110,084,237

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 1.25%
2,450,000	Corp. Andina de Fomento	3.75%	01/15/2016	2,581,286
1,350,000	Costa Rica Government International Bond(c)	6.55%	03/20/2014	1,424,250
1,940,000	Mexico Government International Bond	5.63%	01/15/2017	2,277,560
1,000,000	Panama Government International Bond	7.25%	03/15/2015	1,147,500
2,500,000	Pemex Project Funding Master Trust	6.63%	06/15/2035	3,150,000
500,000	Qatar Government International Bond(b)	4.50%	01/20/2022	567,500
850,000	Qatar Government International Bond(c)	4.00%	01/20/2015	904,400
1,500,000	Qatar Government International Bond(c)	4.50%	01/20/2022	1,702,500

See Notes to Financial Statements.

Annual Report | September 30, 2012	29

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
$250,000	Wakala Global Sukuk Bhd(c)	2.99%	07/06/2016	$262,177
2,250,000	Wakala Global Sukuk Bhd(c)	4.65%	07/06/2021	2,608,139

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES (Cost $15,781,572)				16,625,312

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 26.64%
	Adjustable Rate Mortgage Trust
3,975,846	Series 2005-1(a)	2.89%	05/25/2035	3,867,062
2,666,294	Series 2005-7(a)	3.38%	10/25/2035	2,296,394
	American Home Mortgage Investment Trust
289,141	Series 2007-A(b)(e)	6.10%	01/25/2037	174,046
	Banc of America Alternative Loan Trust
173,632	Series 2005-6	6.00%	07/25/2035	161,998
626,757	Series 2005-6	5.50%	07/25/2035	604,995
	Banc of America Commercial Mortgage Trust
100,000	Series 2007-1	5.45%	01/15/2017	116,120
600,000	Series 2007-2(a)	5.81%	04/10/2049	645,276
305,000	Series 2007-4(a)	5.92%	02/10/2051	363,042
	Banc of America Funding Corp.
1,284,057	Series 2006-2	5.50%	03/25/2036	1,316,113
3,538,397	Series 2006-A(a)	5.32%	02/20/2036	2,898,446
2,232,015	Series 2008-R2(b)	6.00%	09/25/2037	2,274,673
	Banc of America Merrill Lynch Commercial Mortgage, Inc.
43,040,085	Series 2005-5(a)	0.18%	10/10/2045	129
	Banc of America Mortgage Trust
405,961	Series 2004-8	5.50%	09/25/2024	415,277
3,544,187	Series 2005-E(a)	5.39%	06/25/2035	3,518,648
	Banc of America Re-Remic Trust
200,000	Series 2012-CLRN(a)(b)	1.84%	08/15/2014	201,240
300,000	Series 2012-CLRN(a)(b)	2.94%	08/15/2014	301,860
	Bank of America-First Union NB Commercial Mortgage
45,000	Series 2001-3(b)	6.56%	04/11/2037	45,178
	BCAP LLC Trust
383,122	Series 2007-AA2(a)	7.50%	04/25/2037	311,184
248,577	Series 2007-AA2	6.00%	04/25/2037	203,454
500,000	Series 2010-RR6(a)(b)	8.02%	08/26/2022	490,801

See Notes to Financial Statements.
30	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
	Bear Stearns ALT-A Trust
$3,273,684	Series 2004-11(a)	3.09%	11/25/2034	$2,715,583
2,897,933	Series 2005-3(a)	2.74%	04/25/2035	2,153,434
3,125,743	Series 2006-6(a)	4.85%	11/25/2036	2,306,957
	Bear Stearns Asset-Backed Securities Trust
1,164,485	Series 2005-HE3(a)	0.90%	03/25/2035	1,082,917
4,353,327	Series 2006-AC1(e)	5.75%	02/25/2036	3,474,186
	Bear Stearns Commercial Mortgage Securities
246,719	Series 2001-TOP2(a)	6.83%	02/15/2035	248,983
100,000	Series 2006-PW13(a)	5.58%	08/11/2016	111,535
750,000	Series 2007-PW16(a)	5.91%	05/11/2017	823,234
650,000	Series 2007-PW17(a)	5.92%	06/11/2050	716,465
	Chase Mortgage Finance Corp.
1,358,862	Series 2007-S3	5.50%	05/25/2037	1,397,810
	Citicorp Mortgage Securities, Inc.
1,991,056	Series 2007-1	6.00%	01/25/2037	2,040,504
2,017,136	Series 2007-2	5.50%	02/25/2037	1,869,762
	Citigroup Commercial Mortgage Trust
63,000	Series 2004-C1(a)	5.53%	04/15/2040	65,017
250,000	Series 2005-C3(a)	4.83%	05/15/2043	266,657
265,000	Series 2006-C4(a)	5.92%	03/15/2049	295,689
500,000	Series 2006-C5	5.43%	10/15/2049	581,196
500,000	Series 2007-C6(a)	5.89%	06/10/2017	546,580
900,000	Series 2008-C7(a)	6.26%	12/10/2049	988,831
4,000,000	Series 2012-GC8(a)(b)	2.27%	09/10/2045	541,249
	Citigroup Mortgage Loan Trust, Inc.
4,890,244	Series 2004-HYB1(a)	2.87%	02/25/2034	4,883,941
1,730,522	Series 2006-WF1(e)	6.02%	03/25/2036	1,230,493
2,358,758	Series 2007-OPX1(e)	6.33%	01/25/2037	1,607,765
2,000,000	Series 2008-AR4(a)(b)	3.04%	11/25/2038	1,132,098
1,400,000	Series 2008-AR4(a)(b)	2.89%	11/25/2038	758,815
1,485,358	Series 2010-8(a)(b)	10.60%	11/25/2036	1,054,604
4,604,681	Series 2010-8(a)(b)	9.09%	12/25/2036	3,359,980
	Citigroup/Deutsche Bank Commercial Mortgage Trust
48,141	Series 2005-CD1(a)	0.34%	07/15/2044	48,125
35,000	Series 2006-CD3	5.65%	10/15/2048	37,328
250,000	Series 2007-CD4	5.32%	03/11/2012	286,271
136,270	Series 2007-CD4	5.28%	12/11/2049	143,721
28,961,502	Series 2007-CD5(a)(b)	0.31%	11/15/2044	120,248
	Citimortgage Alternative Loan Trust
1,904,767	Series 2007-A1	6.00%	01/25/2037	1,496,189
375,189	Series 2007-A1(a)	5.18%	01/25/2037	61,696

See Notes to Financial Statements.
Annual Report | September 30, 2012	31

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
$665,172	Series 2007-A3(a)	5.18%	03/25/2037	$129,257
289,039	Series 2007-A3(a)	6.00%	03/25/2037	215,512
10,067,461	Series 2007-A4	5.75%	04/25/2037	7,813,175
2,249,391	Series 2007-A4	5.75%	04/25/2037	1,720,447
2,026,410	Series 2007-A6	5.50%	06/25/2037	1,594,239
	COBALT CMBS Commercial Mortgage Trust
600,000	Series 2007-C2(a)	5.53%	04/15/2047	632,609
	Commercial Mortgage Acceptance Corp.
157,450	Series 1998-C2(b)	5.44%	09/15/2030	162,005
	Commercial Mortgage Asset Trust
250,000	Series 1999-C1(a)	7.23%	01/17/2032	260,080
	Commercial Mortgage Pass-Through Certificates
175,000	Series 2006-C7(a)	5.96%	06/10/2046	187,788
600,000	Series 2006-C8	5.35%	12/10/2016	643,601
1,132,602	Series 2010-C1(a)(b)	2.55%	07/10/2046	71,066
100,000	Series 2011-THL(b)	5.95%	08/09/2016	104,438
993,656	Series 2012-LC4(a)(b)	2.71%	12/10/2044	153,668
	Countrywide Alternative Loan Trust
1,012,932	Series 2005-20CB	5.50%	07/25/2035	873,059
406,189	Series 2005-54CB	5.50%	11/25/2035	348,092
1,000,000	Series 2005-6CB	5.50%	04/25/2035	924,468
826,502	Series 2005-85CB(a)	20.84%	02/25/2036	1,043,730
3,913,654	Series 2005-85CB(a)	1.32%	02/25/2036	2,452,149
1,009,478	Series 2005-86CB	5.50%	02/25/2036	761,907
2,068,585	Series 2005-9CB(a)	4.83%	05/25/2035	315,908
1,164,744	Series 2005-9CB(a)	0.72%	05/25/2035	901,761
762,622	Series 2006-12CB(a)	5.75%	05/25/2036	518,375
3,442,244	Series 2006-15CB	6.50%	06/25/2036	2,304,417
520,119	Series 2006-30T1	6.25%	11/25/2036	424,738
387,670	Series 2006-32CB	5.50%	11/25/2036	306,575
728,084	Series 2006-36T2(a)	27.06%	12/25/2036	930,864
3,068,170	Series 2007-19	6.00%	08/25/2037	2,403,141
3,120,384	Series 2007-23CB(a)	6.28%	09/25/2037	731,565
3,267,988	Series 2007-23CB(a)	0.72%	09/25/2037	1,857,247
	Countrywide Asset-Backed Certificates
2,500,000	Series 2005-12(e)	5.56%	02/25/2036	2,446,087
	Countrywide Home Loan Mortgage Pass-Through Trust
300,000	Series 2005-J4	5.50%	11/25/2035	290,829
1,290,536	Series 2007-17	6.00%	10/25/2037	1,253,830
1,360,835	Series 2007-3	6.00%	04/25/2037	1,240,453
1,882,520	Series 2007-7	5.75%	06/25/2037	1,750,427

See Notes to Financial Statements.
32	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
	Credit Suisse First Boston Mortgage Securities Corp.
$250,000	Series 1998-C2(a)(b)	6.75%	11/15/2030	$269,014
201,254	Series 2005-10	5.50%	11/25/2035	171,682
204,113	Series 2005-8	5.50%	08/25/2025	194,585
	Credit Suisse Mortgage Capital Certificates
1,753,123	Series 2006-5	6.25%	06/25/2036	962,295
1,080,000	Series 2006-C3(a)	6.01%	06/15/2038	1,181,660
110,009,498	Series 2006-C4(a)(b)	0.76%	09/15/2039	648,506
550,000	Series 2006-C5	5.34%	12/15/2039	572,123
	Crest Dartmouth Street
1,000,000	Series 2003-1A(a)(b)	1.86%	06/28/2038	917,500
	CSAB Mortgage-Backed Trust
8,781,274	Series 2006-2(e)	5.70%	09/25/2036	2,803,790
236,291	Series 2007-1(a)	5.90%	05/25/2037	153,216
	CSMC Mortgage-Backed Trust
476,505	Series 2006-1	6.00%	02/25/2036	356,974
418,398	Series 2006-4	5.50%	05/25/2021	432,304
2,389,231	Series 2006-7	5.00%	08/25/2036	1,980,252
194,675	Series 2006-9	6.00%	11/25/2036	181,575
7,620,845	Series 2007-1	6.00%	02/25/2037	6,654,995
395,542	Series 2007-2	5.00%	03/25/2037	390,612
814,398	Series 2007-3(a)	5.84%	04/25/2037	485,531
174,198	Series 2007-4	6.00%	06/25/2037	152,036
2,864,811	Series 2010-7R(a)(b)	7.95%	04/26/2037	1,913,839
150,000	Series 2010-RR1(a)(b)	5.69%	04/16/2017	163,105
300,000	Series 2010-RR2(a)(b)	5.34%	01/15/2017	320,365
	DBRR Trust
650,000	Series 2012-EZ1 B	1.39%	09/25/2045	649,494
	Deutsche ALT-A Securities, Inc. Alternate Loan Trust
870,908	Series 2005-6(a)	4.86%	12/25/2035	176,701
419,597	Series 2005-6(a)	1.62%	12/25/2035	249,302
	Deutsche Mortgage Securities, Inc.
301,079	Series 2006-PR1(a)(b)	11.79%	04/15/2036	330,610
	Extended Stay America Trust
212,463	Series 2010-ESHA(b)	2.95%	11/05/2015	213,695
	First Horizon Alternative Mortgage Securities
238,499	Series 2005-FA6	5.50%	09/25/2035	213,146
249,734	Series 2006-FA7	6.25%	12/25/2036	195,773
425,681	Series 2007-FA2	6.00%	04/25/2037	302,422
	Fontainebleau Miami Beach Trust
800,000	Series 2012-FBLU(b)	4.27%	05/05/2017	836,905

See Notes to Financial Statements.
Annual Report | September 30, 2012	33

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
$300,000	Series 2012-FBLU(b)	5.25%	05/05/2017	$312,893
	GMAC Commercial Mortgage Securities, Inc.
200,000	Series 2006-C1(a)	5.29%	11/10/2045	210,759
	Greenwich Capital Commercial Funding Corp.
10,000	Series 2004-FL2A(a)(b)	0.64%	11/05/2019	9,453
250,000	Series 2007-GG9	5.44%	03/10/2039	287,030
	GS Mortgage Securities Corp. II
250,000	Series 2004-GG2(a)	5.40%	08/10/2038	267,985
18,324,343	Series 2006-GG6(a)(b)	0.14%	04/10/2038	33,369
250,000	Series 2006-GG6(a)	5.62%	04/10/2038	269,068
600,000	Series 2007-EOP(a)(b)	1.26%	03/06/2020	599,823
20,000	Series 2007-GG10(a)	5.98%	08/10/2045	23,006
589,882	Series 2011-GC3(a)(b)	1.31%	03/10/2044	30,329
3,952,300	Series 2011-GC5(a)(b)	1.93%	08/10/2044	346,008
	GSAA Trust
751,537	Series 2005-7(a)	4.48%	05/25/2035	741,518
850,131	Series 2006-18(e)	5.68%	11/25/2036	498,729
283,525	Series 2006-6(a)	5.00%	03/25/2036	164,024
1,489,536	Series 2007-2(e)	6.10%	03/25/2037	909,350
5,132,444	Series 2007-8(a)	0.57%	08/25/2037	3,706,431
	GSR Mortgage Loan Trust
2,581,525	Series 2005-AR4(a)	5.25%	07/25/2035	2,550,872
4,089,079	Series 2007-AR2(a)	3.10%	05/25/2037	2,942,616
	HSI Asset Loan Obligation Trust
829,894	Series 2007-2	5.50%	09/25/2037	834,347
4,359,373	Series 2007-2	6.00%	09/25/2037	4,082,684
	IndyMac IMJA Mortgage Loan Trust
5,140,552	Series 2007-A1	6.00%	08/25/2037	4,544,927
	IndyMac IMSC Mortgage Loan Trust
6,917,266	Series 2007-F2	6.50%	07/25/2037	4,282,348
	IndyMac Index Mortgage Loan Trust
8,517,076	Series 2005-AR31(a)	2.60%	01/25/2036	6,632,247
3,503,049	Series 2005-AR35(a)	5.12%	02/25/2036	2,817,222
2,000,000	Series 2007-FLX1(a)	0.40%	02/25/2037	1,855,832
	Jefferies & Co.
2,960,137	Series 2010-R7(a)(b)	1.25%	09/26/2035	2,771,165
	JP Morgan Alternative Loan Trust
879,114	Series 2005-S1	6.00%	12/25/2035	753,674
281,496	Series 2006-S1	5.00%	02/25/2021	259,484
2,432,860	Series 2006-S3(e)	6.12%	08/25/2036	2,307,643
	JP Morgan Chase Commercial Mortgage Securities Corp.
315,000	Series 2006-CB16	5.55%	05/12/2045	363,371

See Notes to Financial Statements.
34	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
$250,000	Series 2006-CB17	5.43%	12/12/2043	$287,377
8,919,203	Series 2006-LDP8(a)	0.73%	05/15/2045	152,322
200,000	Series 2007-C1	5.72%	11/15/2017	237,070
600,000	Series 2007-CB18(a)	5.47%	02/12/2017	649,757
200,000	Series 2007-CB19(a)	5.92%	05/12/2017	208,605
90,000	Series 2007-CB19(a)	5.92%	02/12/2049	106,448
200,000	Series 2007-CB20(a)	5.79%	08/12/2017	238,918
300,000	Series 2007-CB20(a)	5.93%	09/12/2017	329,671
500,000	Series 2007-CB20(a)	6.09%	09/12/2017	558,318
500,000	Series 2009-RR2(b)	5.54%	02/17/2017	540,957
125,000	Series 2011-PLSD(b)	3.36%	11/13/2016	135,732
9,000,000	Series 2012-C8(a)	2.38%	09/15/2022	1,228,599
	JP Morgan Mortgage Acquisition Corp.
500,000	Series 2006-CH2(e)	5.46%	10/25/2036	299,375
4,000,000	Series 2007-CH1(e)	5.58%	05/25/2015	3,248,096
	JP Morgan Mortgage Trust
3,383,772	Series 2007-S3	6.00%	07/25/2037	3,047,838
608,298	Series 2007-S3	6.00%	08/25/2037	523,932
	JP Morgan Resecuritization Trust
3,859,657	Series 2011-1(a)(b)	7.15%	06/26/2037	2,484,075
	LB-UBS Commercial Mortgage Trust
650,000	Series 2001-C2	7.29%	09/15/2034	653,835
250,000	Series 2004-C2	4.37%	03/15/2036	261,499
5,129,189	Series 2006-C7(a)(b)	0.33%	11/15/2038	72,281
3,846,892	Series 2006-C7(a)(b)	0.84%	11/15/2038	84,712
500,000	Series 2007-C1	5.46%	01/15/2017	539,273
	Lehman Mortgage Trust
1,721,090	Series 2006-6	5.50%	10/25/2036	1,216,286
4,926,158	Series 2006-7(a)	0.47%	11/25/2036	824,461
4,926,158	Series 2006-7(a)	7.53%	11/25/2036	1,372,699
3,036,952	Series 2006-8(a)	0.64%	12/25/2036	1,184,758
3,036,952	Series 2006-8(a)	6.36%	12/25/2036	753,544
4,259,661	Series 2007-10	6.00%	01/25/2038	4,121,358
945,200	Series 2007-10	6.50%	01/25/2038	899,980
	Lehman XS Trust
1,588,460	Series 2006-5(e)	5.89%	04/25/2036	1,474,665
	MASTR Asset Securitization Trust
298,504	Series 2003-1	5.75%	02/25/2033	298,140
313,721	Series 2003-2	5.75%	04/25/2033	313,784
222,605	Series 2005-1	5.00%	05/25/2035	223,392
	Merrill Lynch Mortgage Trust
450,000	Series 2005-CIP1(a)	5.11%	07/12/2015	496,098
245,000	Series 2006-C1(a)	5.85%	05/12/2039	271,595

See Notes to Financial Statements.
Annual Report | September 30, 2012	35

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
	Merrill Lynch/Countrywide Commercial Mortgage Trust
$52,887	Series 2007-8(a)	6.10%	08/12/2049	$56,864
	Morgan Stanley Bank of America Merrill Lynch Trust
4,990,774	Series 2012-C5(a)(b)	2.10%	07/15/2022	570,381
	Morgan Stanley Capital I Trust
95,000	Series 2005-HQ7(a)	5.38%	11/14/2042	104,726
87,348	Series 2006-HQ9	5.69%	07/12/2044	89,621
150,000	Series 2006-HQ9(a)	5.77%	07/12/2044	167,778
45,000	Series 2007-HQ11(a)	5.45%	02/12/2044	52,269
83,253	Series 2007-HQ12(a)	5.60%	04/12/2049	86,277
41,627	Series 2007-HQ12(a)	0.49%	04/12/2049	40,511
750,000	Series 2007-IQ16(a)	6.30%	11/12/2017	838,124
9,795,783	Series 2011-C1(a)(b)	1.14%	09/15/2047	339,806
	Morgan Stanley Mortgage Loan Trust
7,246,328	Series 2005-3AR(a)	2.90%	07/25/2035	5,538,644
449,454	Series 2006-11	6.00%	08/25/2036	327,912
2,928,912	Series 2006-7(a)	5.59%	06/25/2036	2,182,558
2,523,621	Series 2006-7	6.00%	06/25/2036	2,056,731
762,379	Series 2007-3XS(e)	5.70%	01/25/2047	557,353
	Morgan Stanley Re-REMIC Trust
750,000	Series 2010-HQ4(b)	4.97%	04/15/2040	787,649
916,549	Series 2011-R1(a)(b)	5.94%	02/26/2037	948,628
	Nomura Asset Acceptance Corp.
2,000,000	Series 2005-AP3(a)	5.32%	08/25/2035	1,419,652
	N-Star Real Estate CDO II Ltd.
121,609	Series 2004-2A(a)(b)	0.59%	06/28/2039	120,393
	PHH Alternative Mortgage Trust
4,313,359	Series 2007-2	6.00%	05/25/2037	3,592,636
	Prime Mortgage Trust
418,113	Series 2006-1	5.50%	06/25/2036	389,885
172,830	Series 2006-DR1(b)	5.50%	05/25/2035	163,936
	RBSGC Structured Trust
609,537	Series 2008-B(b)	6.00%	06/25/2037	491,054
	Residential Accredit Loans, Inc.
799,470	Series 2004-QS15	5.25%	11/25/2034	754,624
5,336,580	Series 2005-QS17	6.00%	12/25/2035	4,553,987
8,841,779	Series 2006-QA5(a)	0.47%	07/25/2036	5,278,648
894,190	Series 2006-QS4	6.00%	04/25/2036	646,586
2,832,853	Series 2006-QS6	6.00%	06/25/2036	2,089,070
2,018,433	Series 2006-QS6	6.00%	06/25/2036	1,488,481
272,029	Series 2006-QS7(a)	0.62%	06/25/2036	149,493
816,088	Series 2006-QS7(a)	5.38%	06/25/2036	151,273
5,174,421	Series 2006-QS7	6.00%	06/25/2036	3,836,228

See Notes to Financial Statements.
36	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
$1,047,095	Series 2006-QS8(a)	5.33%	08/25/2036	$192,726
349,032	Series 2006-QS8(a)	0.67%	08/25/2036	198,920
6,633,409	Series 2007-QS3	6.50%	02/25/2037	4,965,239
217,199	Series 2007-QS6	6.25%	04/25/2037	159,549
30,602	Series 2007-QS6(a)	53.20%	04/25/2037	69,531
492,306	Series 2008-QR1	6.00%	08/25/2036	226,837
	Residential Asset Mortgage Products, Inc.
165,944	Series 2004-RS4(a)	5.07%	04/25/2034	171,260
2,415,474	Series 2006-RS5(a)	0.39%	09/25/2036	1,927,918
	Residential Asset Securities Corp.
2,500,000	Series 2004-KS6(a)	5.85%	07/25/2034	2,125,142
1,640,006	Series 2005-KS4(a)	0.63%	05/25/2035	1,576,930
8,080,199	Series 2006-EMX6(a)	0.37%	07/25/2036	6,362,042
5,364,787	Series 2007-KS4(a)	0.40%	05/25/2037	4,924,488
	Residential Asset Securitization Trust
1,064,764	Series 2006-A1	6.00%	04/25/2036	884,203
2,254,521	Series 2006-A2	6.00%	05/25/2036	1,728,043
1,494,714	Series 2006-A6	6.50%	07/25/2036	984,422
10,521,292	Series 2006-A7CB	6.25%	07/25/2036	8,893,596
521,782	Series 2006-A8(a)	5.68%	08/25/2036	103,393
1,114,344	Series 2006-A8	6.00%	08/25/2036	870,130
246,418	Series 2006-A8	6.50%	08/25/2036	164,590
3,152,999	Series 2007-A1	6.00%	03/25/2037	2,366,515
6,311,175	Series 2007-A2	6.00%	04/25/2037	5,485,024
224,787	Series 2007-A6	6.00%	06/25/2037	196,586
5,288,558	Series 2007-A7	6.00%	07/25/2037	4,228,196
	Residential Funding Mortgage Securities I, Inc.
3,704,800	Series 2006-S3	5.50%	03/25/2036	3,279,982
917,709	Series 2006-S6	6.00%	07/25/2036	849,454
1,502,498	Series 2007-S3	6.00%	03/25/2037	1,310,433
1,281,725	Series 2007-S6	6.00%	06/25/2037	1,117,060
	RREF 2012 LT1 LLC
30,613	Series 2012-LT1A(b)	4.75%	12/15/2013	30,647
	Structured Adjustable Rate Mortgage Loan Trust
2,419,785	Series 2005-15(a)	2.75%	07/25/2035	1,743,136
	Structured Asset Securities Corp.
2,055,765	Series 2003-35(a)	5.17%	12/25/2033	2,074,510
1,776,290	Series 2004-15	4.75%	09/25/2019	1,807,713
518,684	Series 2005-RF1(a)(b)	0.57%	03/25/2035	423,832
525,852	Series 2005-RF1(a)(b)	5.50%	03/25/2035	100,716
	TBW Mortgage-Backed Trust
2,233,812	Series 2006-2	7.00%	07/25/2036	920,585

See Notes to Financial Statements.
Annual Report | September 30, 2012	37

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
	TIAA Seasoned Commercial Mortgage Trust
$250,000	Series 2007-C4(a)	5.58%	08/15/2039	$270,975
	UBS-Barclays Commercial Mortgage Trust
5,000,000	Series 2012-C3(a)(b)	2.21%	06/10/2022	711,805
	Wachovia Bank Commercial Mortgage Trust
125,000	Series 2005-C22(a)	5.52%	12/15/2044	135,510
500,000	Series 2006-C23(a)	5.47%	01/15/2016	551,179
220,000	Series 2006-C25(a)	5.92%	04/15/2016	256,105
19,241,139	Series 2006-C27(a)(b)	0.10%	07/15/2045	191,065
1,747,268	Series 2006-C29(a)	0.55%	11/15/2048	26,211
	Washington Mutual Alternative Mortgage Pass-Through Certificates
5,268,393	Series 2005-1	6.00%	03/25/2035	5,154,775
192,267	Series 2005-9	5.50%	11/25/2035	155,083
1,349,696	Series 2006-5	6.00%	07/25/2036	955,652
	Wells Fargo Alternative Loan Trust
3,679,165	Series 2007-PA2	6.00%	06/25/2037	3,304,916
2,416,961	Series 2007-PA2(a)	0.65%	06/25/2037	1,355,729
2,416,961	Series 2007-PA2(a)	5.85%	06/25/2037	567,159
1,036,010	Series 2007-PA3	5.75%	07/25/2037	861,626
4,100,766	Series 2007-PA5	6.25%	11/25/2037	3,883,213
	Wells Fargo Mortgage Loan Trust
4,154,592	Series 2012-RR1(a)(b)	2.85%	08/27/2037	4,214,085
	Wells Fargo Mortgage-Backed
	Securities Trust
7,307,686	Series 2005-12	5.50%	11/25/2035	7,418,163
2,923,254	Series 2006-11	6.00%	09/25/2036	2,893,276
665,864	Series 2006-2	5.50%	03/25/2036	630,921
366,276	Series 2006-2	5.75%	03/25/2036	368,585
1,111,663	Series 2007-10	6.00%	07/25/2037	1,069,029
2,933,801	Series 2007-13	6.00%	09/25/2037	2,923,618
3,511,338	Series 2007-14	6.00%	10/25/2037	3,521,925
2,938,966	Series 2007-2	6.00%	03/25/2037	2,860,858
5,462,210	Series 2007-3	5.50%	04/25/2037	5,252,166
1,773,362	Series 2007-5	5.50%	05/25/2037	1,842,587
3,856,359	Series 2007-8	6.00%	07/25/2037	3,715,791
2,221,390	Series 2007-8	6.00%	07/25/2037	2,208,573

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $324,926,754)				354,878,676

See Notes to Financial Statements.
38	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
U.S. GOVERNMENT BONDS AND NOTES - 8.53%
$20,600,000	U.S. Treasury Bonds	3.75%	08/15/2041	$24,665,286
10,700,000	U.S. Treasury Notes	1.88%	09/30/2017	11,357,890
13,950,000	U.S. Treasury Notes	2.38%	05/31/2018	15,197,869
21,400,000	U.S. Treasury Notes	1.25%	04/30/2019	21,816,294
3,500,000	U.S. Treasury Notes	1.00%	08/31/2019	3,493,984
11,300,000	U.S. Treasury Notes	2.63%	11/15/2020	12,484,737
24,300,000	U.S. Treasury Notes	1.75%	05/15/2022	24,655,023

TOTAL U.S. GOVERNMENT BONDS AND NOTES (Cost $113,710,213)				113,671,083

U.S. GOVERNMENT /AGENCY MORTGAGE BACKED SECURITIES - 18.26%
	Federal Home Loan Mortgage Corp. Pool
1,918,647	Series Pool #G01840	5.00%	07/01/2035	2,084,773
814,660	Series Pool #G04587	5.50%	08/01/2038	887,925
1,041,754	Series Pool #G04817	5.00%	09/01/2038	1,129,350
1,738,422	Series Pool #G06871	6.00%	06/01/2038	1,914,863
7,932,671	Series Pool #G06954	6.00%	05/01/2040	8,725,407
	Federal Home Loan Mortgage Corp. REMICS
5,506,813	Series 2003-2663	5.00%	08/15/2033	6,321,100
3,813,947	Series 2003-2722(a)	9.64%	12/15/2033	4,780,878
950,055	Series 2005-R003	5.50%	10/15/2035	1,102,785
6,105,596	Series 2006-3244(a)	6.44%	11/15/2036	1,278,671
369,831	Series 2007-3261(a)	6.21%	01/15/2037	65,155
4,594,902	Series 2007-3262(a)	6.18%	01/15/2037	655,715
6,484,974	Series 2007-3301(a)	5.88%	04/15/2037	875,841
4,758,452	Series 2007-3303(a)	5.88%	04/15/2037	692,250
8,973,080	Series 2007-3303(a)	5.86%	04/15/2037	1,297,597
6,393,167	Series 2007-3382(a)	5.78%	11/15/2037	628,365
5,277,242	Series 2007-3384(a)	6.09%	08/15/2036	656,842
3,950,044	Series 2007-3384(a)	6.17%	11/15/2037	511,365
3,993,450	Series 2008-3417(a)	5.96%	02/15/2038	393,087
120,124,118	Series 2008-3423(a)	0.35%	03/15/2038	1,012,166
5,470,320	Series 2008-3423(a)	5.43%	03/15/2038	500,704
7,258,673	Series 2009-3510(a)	6.53%	02/15/2037	1,393,171
3,175,281	Series 2009-3523(a)	5.78%	04/15/2039	443,025
536,452	Series 2009-3524	5.63%	06/15/2038	566,286
436,601	Series 2009-3549(a)	5.58%	07/15/2039	40,372
5,127,459	Series 2009-3560(a)	6.18%	11/15/2036	974,832
3,149,454	Series 2010-3630(a)	1.93%	03/15/2017	98,487
1,500,000	Series 2010-3641	4.50%	03/15/2040	1,620,358

See Notes to Financial Statements.
Annual Report | September 30, 2012	39

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
$923,110	Series 2010-3688	4.00%	07/15/2029	$942,674
4,087,935	Series 2010-3726(a)	5.83%	09/15/2040	548,082
51,787	Series 2010-3738(a)	11.34%	10/15/2040	51,997
78,955	Series 2010-3739(a)	9.56%	11/15/2039	81,769
1,097,768	Series 2010-3745(a)	9.56%	10/15/2040	1,151,021
214,583	Series 2010-3747(a)	14.34%	10/15/2040	218,707
299,959	Series 2010-3758(a)	5.38%	05/15/2039	300,476
51,165	Series 2010-3764(a)	9.46%	11/15/2040	51,875
350,874	Series 2010-3766(a)	9.56%	11/15/2040	374,168
250,000	Series 2010-3779	4.00%	12/15/2030	275,778
750,000	Series 2010-3779	3.50%	12/15/2030	810,867
491,680	Series 2010-3779	4.50%	12/15/2040	517,491
49,088	Series 2010-3780(a)	9.46%	12/15/2040	49,462
206,241	Series 2011-3786(a)	9.06%	01/15/2041	221,880
1,223,024	Series 2011-3793(a)	9.36%	01/15/2041	1,279,003
1,068,821	Series 2011-3795	4.00%	01/15/2041	1,160,126
382,598	Series 2011-3796(a)	9.46%	01/15/2041	388,212
336,772	Series 2011-3798(a)	9.06%	11/15/2040	363,606
219,960	Series 2011-3805(a)	9.06%	02/15/2041	228,947
1,636,156	Series 2011-3806	5.50%	07/15/2034	1,955,977
600,000	Series 2011-3808	3.50%	02/15/2031	648,017
157,881	Series 2011-3809(a)	9.01%	02/15/2041	166,882
6,980,569	Series 2011-3815(a)	5.63%	02/15/2041	886,567
3,276,933	Series 2011-3818	4.50%	01/15/2040	3,399,680
500,000	Series 2011-3824	3.50%	03/15/2031	539,821
2,000,000	Series 2011-3824(a)	6.88%	08/15/2036	458,842
788,712	Series 2011-3838(a)	8.38%	04/15/2041	804,054
619,768	Series 2011-3857(a)	8.82%	05/15/2041	673,595
1,560,078	Series 2011-3863	5.50%	08/15/2034	1,855,204
1,695,325	Series 2011-3864(a)	8.71%	05/15/2041	1,811,245
1,071,000	Series 2011-3871	5.50%	06/15/2041	1,299,867
7,740,575	Series 2011-3872(a)	5.73%	06/15/2041	928,877
2,595,212	Series 2011-3877	4.50%	06/15/2041	2,911,776
1,885,844	Series 2011-3888	4.00%	07/15/2041	2,044,812
2,950,637	Series 2011-3894	4.50%	07/15/2041	3,250,629
69,568	Series 2011-3899(a)	12.77%	07/15/2041	70,002
2,111,083	Series 2011-3910	5.00%	08/15/2041	2,495,930
6,703,485	Series 2011-3924(a)	5.78%	09/15/2041	1,005,710
1,053,586	Series 2011-3924(a)	9.10%	09/15/2041	1,105,511
7,222,609	Series 2011-3925	3.00%	09/15/2021	356,927
2,007,039	Series 2012-4003(a)	6.50%	11/15/2041	2,028,695
3,030,100	Series 2012-4057	4.00%	06/15/2042	3,463,641

See Notes to Financial Statements.
40	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
	Federal Home Loan Mortgage Corp. Strips
$7,978,382	Series 2012-269	3.00%	08/15/2042	$8,368,666
	Federal National Mortgage Association Pool
538,675	Series Pool #555743	5.00%	09/01/2033	591,833
645,930	Series Pool #735382	5.00%	04/01/2035	705,736
1,645,701	Series Pool #735383	5.00%	04/01/2035	1,798,075
1,230,559	Series Pool #735484	5.00%	05/01/2035	1,348,040
2,375,826	Series Pool #889509	6.00%	05/01/2038	2,631,068
3,188,662	Series Pool #965025	6.50%	09/01/2038	3,601,980
2,538,351	Series Pool #995581	6.00%	01/01/2039	2,808,639
277,521	Series Pool #AH1140	4.50%	12/01/2040	294,361
397,532	Series Pool #AH4437	4.00%	01/01/2041	420,150
2,500,050	Series Pool #AH7309	4.00%	02/01/2031	2,714,172
3,101,598	Series Pool #AI6658	4.00%	08/01/2041	3,278,069
4,526,576	Series Pool #AK4039	4.00%	02/01/2042	4,784,124
4,727,894	Series Pool #AL1690	6.00%	05/01/2041	5,235,826
4,125,771	Series Pool #AL1744	6.00%	10/01/2040	4,569,015
1,834,707	Series Pool #MA0264	4.50%	12/01/2029	1,990,185
3,653,602	Series Pool #MA0353	4.50%	03/01/2030	3,973,084
1,314,148	Series Pool #MA0871	4.00%	10/01/2041	1,388,919
3,657,281	Series Pool #MA1050	4.50%	03/01/2042	3,879,208
2,177,172	Series Pool #MA1068	3.50%	05/01/2042	2,284,087
3,707,878	Series Pool #MA1117	3.50%	07/01/2042	3,889,961
3,762,114	Series Pool #MA3894	4.00%	09/01/2031	4,084,328
	Federal National Mortgage Association REMICS
4,720,126	Series 2003-92	5.00%	09/25/2033	5,464,678
536,489	Series 2004-46(a)	5.78%	03/25/2034	80,814
4,112,466	Series 2005-104(a)	6.48%	12/25/2033	445,257
1,387,966	Series 2006-101(a)	6.36%	10/25/2036	245,397
3,857,107	Series 2006-123(a)	6.10%	01/25/2037	689,562
956,278	Series 2007-102(a)	6.18%	11/25/2037	158,434
2,095,590	Series 2007-108(a)	6.14%	12/25/2037	298,064
296,744	Series 2007-30(a)	5.89%	04/25/2037	35,172
5,039,993	Series 2007-38(a)	5.86%	05/25/2037	561,894
333,354	Series 2007-51(a)	5.88%	06/25/2037	44,407
735,927	Series 2007-53(a)	5.88%	06/25/2037	105,797
4,127,451	Series 2007-57(a)	6.40%	10/25/2036	647,395
5,399,404	Series 2007-68(a)	6.43%	07/25/2037	747,823
1,478,857	Series 2008-14	5.50%	03/25/2038	1,689,570
4,455,258	Series 2008-3(a)	6.24%	02/25/2038	685,268
5,205,439	Series 2008-56(a)	5.84%	07/25/2038	728,418
1,610,700	Series 2008-81	5.50%	09/25/2038	1,763,652

See Notes to Financial Statements.
Annual Report | September 30, 2012	41

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
$2,867,685	Series 2009-111	5.00%	01/25/2040	$3,212,897
5,261,578	Series 2009-111(a)	6.03%	01/25/2040	579,952
3,639,868	Series 2009-12(a)	6.38%	03/25/2036	751,502
665,727	Series 2009-28(a)	5.78%	04/25/2037	76,405
1,742,263	Series 2009-41	4.50%	06/25/2039	1,880,286
2,658,462	Series 2009-42(a)	5.78%	06/25/2039	288,509
5,662,760	Series 2009-47(a)	5.88%	07/25/2039	651,268
3,709,517	Series 2009-62(a)	5.88%	08/25/2039	400,364
1,231,451	Series 2009-66(a)	5.58%	02/25/2038	129,506
1,625,302	Series 2009-68(a)	5.03%	09/25/2039	176,097
3,762,000	Series 2009-80	4.50%	10/25/2039	4,261,037
244,825	Series 2010-109(a)	52.30%	10/25/2040	344,042
8,014,518	Series 2010-11(a)	4.58%	02/25/2040	632,778
1,295,741	Series 2010-111(a)	5.78%	10/25/2040	163,489
541,571	Series 2010-112	4.00%	10/25/2040	585,180
3,425,032	Series 2010-115(a)	6.38%	11/25/2039	391,217
7,007,627	Series 2010-15(a)	4.73%	03/25/2040	670,777
1,403,132	Series 2010-34(a)	4.71%	04/25/2040	82,783
360,288	Series 2010-4(a)	6.01%	02/25/2040	69,956
1,000,000	Series 2010-58(a)	11.91%	06/25/2040	1,219,132
2,498,124	Series 2010-75	4.50%	07/25/2040	2,754,621
1,238,509	Series 2010-9(a)	5.08%	02/25/2040	138,766
7,481,749	Series 2010-9(a)	4.53%	02/25/2040	599,408
302,413	Series 2010-90(a)	5.78%	08/25/2040	28,483
3,701,645	Series 2011-127	4.00%	12/25/2041	3,664,314
4,636,814	Series 2011-141	4.00%	01/25/2042	4,984,506
500,000	Series 2011-16	3.50%	03/25/2031	536,538
95,468	Series 2011-18(a)	9.05%	03/25/2041	97,768
38,666	Series 2011-2(a)	9.14%	02/25/2041	38,820
2,672,052	Series 2011-2	4.00%	02/25/2041	2,886,107
1,000,000	Series 2011-25	3.00%	04/25/2026	1,058,033
500,000	Series 2011-29	3.50%	04/25/2031	536,480
1,200,000	Series 2011-48(a)	8.77%	06/25/2041	1,380,090
8,325,075	Series 2011-5(a)	6.18%	11/25/2040	772,671
5,448,614	Series 2011-58(a)	6.33%	07/25/2041	1,143,620
1,226,520	Series 2011-72	5.50%	04/25/2037	1,478,449
1,778,689	Series 2011-77	4.00%	08/25/2041	1,797,896
11,433	Series 2011-8(a)	9.17%	02/25/2041	11,534
8,164,769	Series 2012-20	3.50%	03/25/2042	8,378,352
8,253,997	Series 2012-29(a)	5.78%	04/25/2042	766,705
4,869,009	Series 2012-32	5.00%	04/25/2042	709,833
2,658,502	Series 2012-55(a)	6.63%	05/25/2042	2,695,267
4,404,292	Series 2012-92	3.50%	08/25/2042	4,474,589

See Notes to Financial Statements.
42	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

Principal Amount/Description		Rate	Maturity	Fair Value
	Government National Mortgage Association
$298,281	Series 2004-83(a)	5.84%	10/20/2034	$45,518
338,117	Series 2008-6(a)	6.22%	02/20/2038	54,658
317,517	Series 2008-67(a)	5.76%	08/20/2038	46,616
4,767,771	Series 2008-69(a)	7.39%	08/20/2038	799,555
242,558	Series 2009-10(a)	6.41%	02/16/2039	56,880
2,323,017	Series 2009-35	4.50%	05/20/2039	2,644,260
360,465	Series 2009-6(a)	5.71%	02/20/2038	53,510
4,065,153	Series 2009-75	5.00%	09/20/2039	4,799,287
644,366	Series 2010-61(a)	6.31%	09/20/2039	97,881
4,580,851	Series 2010-98	5.95%	03/20/2039	470,000
206,502	Series 2011-12(h)	0.00%	12/20/2040	191,930
2,674,238	Series 2011-45	4.50%	03/20/2041	3,055,100
4,349,764	Series 2011-69(h)	0.00%	05/20/2041	4,017,455
2,123,435	Series 2011-71	4.50%	02/20/2041	2,420,380
8,164,477	Series 2011-71(a)	5.18%	05/20/2041	1,088,431
2,544,544	Series 2011-72(a)	5.91%	05/20/2041	377,262
13,010,124	Series 2011-89(a)	5.23%	06/20/2041	1,742,433
5,977,780	Series 2012-105(a)	5.98%	01/20/2041	968,245

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (Cost $238,328,867)				243,290,328

Shares/Description				Fair Value
RIGHTS - 0.00%(f)
3,500	Helios Total Return Fund, Inc., Expires 10/19/2012(i)			2,660

TOTAL RIGHTS (Cost $0)				2,660

SHORT-TERM SECURITY - 0.88%
11,750,000	U.S. Treasury Bills, Discount Notes, 1.25%, Due 12/06/2012(j)			11,748,390

TOTAL SHORT-TERM SECURITY (Cost $11,747,328)				11,748,390

TOTAL INVESTMENTS - 86.43% (Cost $1,089,789,386)				1,151,374,786
CASH - 13.74%				183,070,748
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.17)%				(2,295,087)

NET ASSETS - 100.00%				$1,332,150,447

See Notes to Financial Statements.
Annual Report | September 30, 2012	43

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2012

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $58,813,070, which represents approximately 4.41% of net assets as of September 30, 2012.

(c)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of September 30, 2012, the aggregate fair value of those securities was $42,016,487, representing 3.15% of net assets.

(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2012.
(f)	Less than 0.005% of net assets.
(g)	Security is currently in default/non-income producing.
(h)	Zero coupon bond. Interest rate reflects effective yield on the date of purchase.
(i)	Non-income producing security.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Common Abbreviations:

Bhd - Berhad, a Malaysian public limited company.

BV - Besloten Vennootschap a Dutch private limited liability company.

CDO - Collateralized Debt Obligation.

JSC - Joint Stock Company.

LLC - Limited Liability Corp.

LP - Limited Partnership.

Ltd. - Limited.

MLP – Master Limited Partnership.

MTN - Medium-Term Note.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OJSC - Open Joint Stock Company.

PLC - Public Limited Co.

Pty. - Proprietary.

REMICS - Real Estate Mortgage Investment Conduits.

Re-REMICS - Re-securitized Real Estate Mortgage Investment Conduits.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAA - Sociedad Anónima Abierta - A publicly traded corporation.

SAB de CV - A variable capital company.

SAC - Sociedad Anónima Cerrada - A privately held corporation.

SARL - Société à responsabilité limitée, is a private limited liability corporate entity.

SPV - Special Purpose Vehicle.

See Notes to Financial Statements.
44	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund	Schedule of Investments
September 30, 2012

Shares/Description		Fair Value
CLOSED-END FUNDS - 44.39%
28,819	Adams Express Co.	$326,808
4,626	Clough Global Allocation Fund	62,636
32,580	Eaton Vance Enhanced Equity Income Fund	360,986
14,800	Eaton Vance Enhanced Equity Income Fund II	163,984
54,670	Eaton Vance Risk-Managed Diversified Equity Income Fund	575,675
47,300	Eaton Vance Tax-Managed Diversified Equity Income Fund	449,823
7,200	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	79,920
4,000	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	35,240
6,000	Kayne Anderson MLP Investment Co.	187,440
57,566	Liberty All Star® Equity Fund	278,044
4,118	Nuveen Energy MLP Total Return Fund	77,624
9,669	Reaves Utility Income Fund	244,432
33,018	Royce Focus Trust, Inc.	221,881
5,900	Royce Value Trust, Inc.	77,113
7,502	Tri-Continental Corp.	121,683

TOTAL CLOSED-END FUNDS (Cost $3,168,396)		3,263,289

COMMON STOCK - 33.49%
Basic Materials - 2.18%
74	Air Products & Chemicals, Inc.	6,120
404	ArcelorMittal	5,834
1,053	BHP Billiton PLC, ADR	65,770
469	EI du Pont de Nemours & Co.	23,577
226	Freeport-McMoRan Copper & Gold, Inc.	8,945
146	International Paper Co.	5,303
76	PPG Industries, Inc.	8,728
294	Sasol, Ltd., ADR	13,106
310	Southern Copper Corp.	10,652
141	Teck Resources, Ltd.	4,152
286	The Dow Chemical Co.	8,281

		160,468

Communications - 1.23%
384	Corning, Inc.	5,050
258	Mobile Telesystems OJSC, ADR	4,520
1,000	NTT DOCOMO, Inc., ADR	16,160
124	Omnicom Group, Inc.	6,394
360	Pearson PLC, ADR	7,034

See Notes to Financial Statements.
Annual Report | September 30, 2012	45

RiverNorth/Manning & Napier Dividend Income Fund	Schedule of Investments
September 30, 2012

Shares/Description		Fair Value
228	Rogers Communications, Inc.	$9,211
1,700	Telefonaktiebolaget LM Ericsson, ADR	15,521
142	The McGraw-Hill Cos., Inc.	7,752
437	Thomson Reuters Corp.	12,612
121	Viacom, Inc., Class B	6,484

		90,738

Consumer, Cyclical - 3.24%
79	Genuine Parts Co.	4,821
89	Kohl’s Corp.	4,559
150	Ltd. Brands, Inc.	7,389
82	Magna International, Inc.	3,547
166	Mattel, Inc.	5,888
510	McDonald’s Corp.	46,792
276	Staples, Inc.	3,180
238	Target Corp.	15,106
747	The Home Depot, Inc.	45,096
206	Walgreen Co.	7,507
1,276	Wal-Mart Stores, Inc.	94,169

		238,054

Consumer, Non-cyclical - 13.84%
735	Abbott Laboratories	50,392
168	Amgen, Inc.	14,161
238	Archer-Daniels-Midland Co.	6,469
648	AstraZeneca PLC, ADR	31,013
244	Automatic Data Processing, Inc.	14,313
168	Avon Products, Inc.	2,680
241	Baxter International, Inc.	14,525
85	Becton Dickinson and Co.	6,678
805	Bristol-Myers Squibb Co.	27,169
161	Campbell Soup Co.	5,606
121	Cardinal Health, Inc.	4,715
191	Colgate-Palmolive Co.	20,479
140	ConAgra Foods, Inc.	3,863
566	Eli Lilly & Co.	26,834
318	General Mills, Inc.	12,672
1,518	GlaxoSmithKline PLC, ADR	70,192
152	HJ Heinz Co.	8,504
1,317	Johnson & Johnson	90,754
174	Kellogg Co.	8,989
193	Kimberly-Clark Corp.	16,556
70	Lorillard, Inc.	8,151
339	Medtronic, Inc.	14,618
1,395	Merck & Co., Inc	62,908
941	Novartis AG, ADR	57,646
642	PepsiCo, Inc.	45,434

See Notes to Financial Statements.
46	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund	Schedule of Investments
September 30, 2012

Shares/Description		Fair Value
3,641	Pfizer, Inc.	$90,479
913	Philip Morris International, Inc.	82,115
969	Sanofi, ADR	41,725
297	Sysco Corp.	9,287
2,192	The Coca-Cola Co.	83,143
107	The Hershey Co.	7,585
56	The JM Smucker Co.	4,834
1,045	The Procter & Gamble Co.	72,481

		1,016,970

Energy - 5.46%
1,150	BP PLC, ADR	48,714
844	Chevron Corp.	98,377
647	ConocoPhillips	36,995
1,100	Exxon Mobil Corp.	100,595
182	Marathon Oil Corp.	5,382
197	Occidental Petroleum Corp.	16,954
316	Phillips 66	14,653
766	Royal Dutch Shell PLC, ADR	53,168
1,027	Statoil ASA, ADR	26,486

		401,324

Financial - 0.13%
278	Marsh & McLennan Cos., Inc.	9,433

		9,433

Industrial - 4.31%
372	3M Co.	34,380
1,033	ABB, Ltd., ADR	19,317
236	CSX Corp.	4,897
89	Deere & Co.	7,340
101	Dover Corp.	6,008
122	Eaton Corp.	5,767
415	Emerson Electric Co.	20,032
141	General Dynamics Corp.	9,323
346	Honeywell International, Inc.	20,673
247	Illinois Tool Works, Inc.	14,689
548	Koninklijke Philips Electronics NV	12,851
120	Norfolk Southern Corp.	7,636
128	Northrop Grumman Corp.	8,503
142	Raytheon Co.	8,117
337	Siemens AG, ADR	33,751
59	Stanley Black & Decker, Inc.	4,499
165	TE Connectivity, Ltd.	5,612
253	The Boeing Co.	17,607
104	Union Pacific Corp.	12,345
335	United Parcel Service, Inc., Class B	23,976
408	United Technologies Corp.	31,942

See Notes to Financial Statements.
Annual Report | September 30, 2012	47

RiverNorth/Manning & Napier Dividend Income Fund	Schedule of Investments
September 30, 2012

Shares/Description		Fair Value
244	Waste Management, Inc.	$7,827

		317,092

Technology - 2.82%
170	Accenture PLC, Class A	11,905
112	Analog Devices, Inc.	4,388
505	Applied Materials, Inc.	5,638
535	Canon, Inc., ADR	17,125
476	Hewlett-Packard Co.	8,120
2,765	Intel Corp.	62,641
129	Linear Technology Corp.	4,105
2,863	Microsoft Corp.	85,203
297	Texas Instruments, Inc.	8,184

		207,309

Utilities - 0.28%
48	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	3,898
313	Cia Energetica de Minas Gerais, ADR	3,794
277	Enersis SA, ADR	4,540
251	Public Service Enterprise Group, Inc.	8,077

		20,309

TOTAL COMMON STOCK (Cost $2,452,246)		2,461,697

EXCHANGE-TRADED FUNDS - 20.28%
20,650	iShares Russell 1000 Value Index Fund	1,490,517

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,444,086)		1,490,517

TOTAL INVESTMENTS - 98.16% (Cost $7,064,728)		7,215,503
CASH - 8.18%		601,645
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.34)%		(466,151)

NET ASSETS - 100.00%		$7,350,997

Common Abbreviations:

ADR – American Depositary Receipt.

MLP – Master Limited Partnership.

PLC - Public Limited Company.

See Notes to Financial Statements.
48	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Core Opportunity Fund
Statement of Assets and Liabilities	September 30, 2012

ASSETS:
Investment in securities:
At cost	$359,654,853

At fair value	$429,045,228

Cash	136,665,713
Receivable for fund investments sold	3,811,923
Receivable for fund shares sold	1,372,335
Dividends receivable	445,492
Prepaid expenses and other assets	18,054
Total Assets	571,358,745

LIABILITIES:
Facility loan fee payable	5,736
Payable for fund investments purchased	680,974
Payable for fund shares redeemed	620,150
Payable to Adviser	464,958
Payable for Fund Accounting and Administration fees	13,657
Accrued 12b-1 fees	116,239
Payable to Trustees and Officers	3,224
Payable for Excise Tax	85,290
Other accrued expenses	44,715
Total Liabilities	2,034,943
Net Assets	$569,323,802

NET ASSETS CONSIST OF:
Paid-in capital	$479,472,742
Accumulated net investment loss	(349,296)
Accumulated net realized gain on investments	20,809,981
Net unrealized appreciation on investments	69,390,375
Net Assets	$569,323,802

PRICING OF SHARES:
Net Assets	$569,323,802
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	46,017,816
Net Asset Value Per Share, Offering and Redemption Price Per Share	$12.37

Minimum Redemption Price Per Share(a)	$12.12

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
Annual Report | September 30, 2012	49

RiverNorth/DoubleLine Strategic Income Fund
Statement of Assets and Liabilities	September 30, 2012

ASSETS:
Investment in securities:
At cost	$1,089,789,386

At fair value	$1,151,374,786

Cash	183,070,748
Interest receivable	6,291,075
Receivable for fund investments sold	2,557,362
Receivable for fund shares sold	1,371,564
Dividends receivable	820,077
Prepaid expenses and other assets	72,166
Total Assets	1,345,557,778

LIABILITIES:
Facility loan fee payable	14,138
Payable for fund investments purchased	11,803,319
Payable for fund shares redeemed	542,363
Payable to Adviser	801,018
Payable for Fund Accounting and Administration fees	54,666
Accrued 12b-1 fees - Class R Shares	90,781
Payable to Trustees and Officers	7,482
Other accrued expenses	93,564
Total Liabilities	13,407,331
Net Assets	$1,332,150,447

NET ASSETS CONSIST OF:
Paid-in capital	$1,261,964,384
Accumulated net investment income	261,199
Accumulated net realized gain on investments	8,339,464
Net unrealized appreciation on investments	61,585,400
Net Assets	$1,332,150,447

PRICING OF SHARES:
Class I Shares
Net Assets	$878,630,584
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	77,536,932
Net Asset Value Per Share, Offering and Redemption Price Per Share	$11.33

Minimum Redemption Price Per Share(a)	$11.11

Class R Shares
Net Assets	$453,519,863
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	39,977,746
Net Asset Value Per Share, Offering and Redemption Price Per Share	$11.34

Minimum Redemption Price Per Share(a)	$11.12

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
50	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund
Statement of Assets and Liabilities	September 30, 2012

ASSETS:
Investment in securities:
At cost	$7,064,728

At fair value	$7,215,503

Cash	601,645
Receivable for fund investments sold	558,117
Receivable for fund shares sold	62,780
Dividends receivable	2,115
Prepaid offering costs	2,078
Prepaid expenses and other assets	6,480
Total Assets	8,448,718

LIABILITIES:
Facility loan fee payable	65
Payable for fund investments purchased	1,044,369
Payable for fund shares redeemed	24,777
Payable for distributions	31
Payable to Adviser	463
Payable for Fund Accounting and Administration fees	692
Accrued 12b-1 fees - Class R Shares	1,197
Payable to Trustees and Officers	50
Other accrued expenses	26,077
Total Liabilities	1,097,721
Net Assets	$7,350,997

NET ASSETS CONSIST OF:
Paid-in capital	$7,168,135
Accumulated net realized gain on investments	32,087
Net unrealized appreciation on investments	150,775
Net Assets	$7,350,997

PRICING OF SHARES:
Class I Shares
Net Assets	$1,069,237
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	102,623
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.42

Minimum Redemption Price Per Share(a)	$10.21

Class R Shares
Net Assets	$6,281,760
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	603,036
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.42

Minimum Redemption Price Per Share(a)	$10.21

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
Annual Report | September 30, 2012	51

RiverNorth Core Opportunity Fund
Statement of Operations	For the Year Ended September 30, 2012

INVESTMENT INCOME:
Dividend income	$16,558,688
Other income	6,013
Total Investment Income	16,564,701

EXPENSES:
Investment Adviser fee	5,337,272
12b-1 fees	1,334,318
Accounting and Administration fee	176,656
Excise tax expenses	79,248
Compliance expenses	59,672
Custodian expenses	52,612
Transfer agent expenses	46,984
Registration expenses	46,427
Report printing expenses	42,601
Facility loan fee	32,361
Insurance expenses	19,994
Audit expenses	17,165
Legal expenses	6,428
Trustee expenses	5,383
24f-2 expenses	2,720
Miscellaneous expenses	23,076
Total Expenses	7,282,917
Net Investment Income	9,281,784

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	22,373,489
Long-term capital gain distributions from other investment companies	2,212,488
Net change in unrealized appreciation on:
Investments	64,106,622
Net Realized and Unrealized Gain on Investments	88,692,599
Net Increase in Net Assets Resulting from Operations	$97,974,383

See Notes to Financial Statements.
52	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund
Statement of Operations	For the Year Ended September 30, 2012

INVESTMENT INCOME:
Dividend income	$12,525,236
Interest income	45,658,961
Other income	16,133
Total Investment Income	58,200,330

EXPENSES:
Investment Adviser fee	7,150,519
12b-1 fees - Class R Shares	793,663
Accounting and Administration fee	443,196
Transfer agent expenses	189,349
Repayment of previously waived fees (Note 4)	138,963
Custodian expenses	112,402
24f-2 expenses	103,038
Registration expenses	97,545
Compliance expenses	96,469
Report printing expenses	90,154
Facility loan fee	60,637
Legal expenses	29,907
Audit expenses	22,065
Offering costs	13,659
Trustee expenses	7,709
Insurance expenses	1,643
Miscellaneous expenses	34,569
Total Net Expenses	9,385,487
Net Investment Income	48,814,843

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	14,773,662
Long-term capital gain distributions from other investment companies	25,567
Net change in unrealized appreciation on:
Investments	60,017,254
Net Realized and Unrealized Gain on Investments	74,816,483
Net Increase in Net Assets Resulting from Operations	$123,631,326

See Notes to Financial Statements.
Annual Report | September 30, 2012	53

RiverNorth/Manning & Napier Dividend Income Fund
Statement of Operations	For the Period July 18, 2012 (inception) to September 30, 2012

INVESTMENT INCOME:
Dividend income	$18,937
Foreign taxes withheld	(14)
Total Investment Income	18,923

EXPENSES:
Audit expenses	15,500
Offering costs	11,682
Custodian expenses	9,000
Investment Adviser fee	8,978
Transfer agent expenses	5,160
12b-1 fees - Class R Shares	1,956
Registration expenses	1,047
Accounting and Administration fee	788
24f-2 expenses	719
Report printing expenses	102
Compliance expenses	75
Facility loan fee	65
Legal expenses	45
Miscellaneous expenses	550
Total expenses before waiver/reimbursement	55,667
Less fees waived/reimbursed by Investment Adviser:
Class I Shares	(5,553)
Class R Shares	(36,038)
Total Net Expenses	14,076
Net Investment Income	4,847

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	40,990
Net change in unrealized appreciation on:
Investments	150,775
Net Realized and Unrealized Gain on Investments	191,765
Net Increase in Net Assets Resulting from Operations	$196,612

See Notes to Financial Statements.
54	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Core Opportunity Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,281,784	$12,191,243
Net realized gain on investments	22,373,489	26,373,281
Long-term capital gain distributions from other investment companies	2,212,488	594,886
Net change in unrealized appreciation/(depreciation) on investments	64,106,622	(58,239,398)
Net increase/(decrease) in net assets resulting from operations	97,974,383	(19,079,988)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(20,499,992)	(10,698,525)
From net realized gains on investments	(21,513,345)	–
Net decrease in net assets from distributions to shareholders	(42,013,337)	(10,698,525)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	142,129,866	269,665,868
Reinvestment of distributions	41,181,736	10,615,314
Cost of shares redeemed	(158,178,289)	(154,776,438)
Redemption fees(a)	34,290	47,707
Net increase in net assets from capital share transactions	25,167,603	125,552,451
Net Increase in Net Assets	81,128,649	95,773,938
NET ASSETS:
Beginning of period	488,195,153	392,421,215
End of period (including accumulated net investment income/(loss) of $(349,296) and $9,549,201, respectively)	$569,323,802	$488,195,153

OTHER INFORMATION:
Share Transactions:
Shares sold	12,059,869	21,737,508
Shares issued in reinvestment of distributions	3,792,057	874,408
Shares redeemed	(13,491,501)	(12,704,972)
Net increase from share transactions	2,360,425	9,906,944

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
Annual Report | September 30, 2012	55

RiverNorth/DoubleLine Strategic Income Fund
Statement of Changes in Net Assets

	For the Year Ended September 30, 2012	For the Period December 30, 2010 (Inception) to September 30, 2011
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$48,814,843	$5,615,997
Net realized gain on investments	14,773,662	1,435,993
Long-term capital gain distributions from other investment companies	25,567	–
Net change in unrealized appreciation on investments	60,017,254	1,568,146
Net increase in net assets resulting from operations	123,631,326	8,620,136

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(37,582,010)	(3,907,229)
Class R Shares	(18,098,346)	(1,480,090)
From net realized gains on investments:
Class I Shares	(704,354)	–
Class R Shares	(352,655)	–
Net decrease in net assets from distributions to shareholders	(56,737,365)	(5,387,319)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	557,176,722	336,502,966
Reinvestment of distributions	34,078,733	3,614,658
Cost of shares redeemed	(89,957,893)	(9,964,884)
Redemption fees(a)	61,046	63,388
Net increase in net assets from capital share transactions	501,358,608	330,216,128

Class R Shares
Proceeds from shares sold	353,259,674	148,631,281
Reinvestment of distributions	17,679,372	1,458,797
Cost of shares redeemed	(81,644,400)	(9,172,641)
Redemption fees(a)	160,048	76,802
Net increase in net assets from capital share transactions	289,454,694	140,994,239

Net Increase in Net Assets	857,707,263	474,443,184

NET ASSETS:
Beginning of period	474,443,184	–
End of period (including accumulated net investment income of $261,199 and $746,673, respectively)	$1,332,150,447	$474,443,184

56	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund
Statement of Changes in Net Assets (continued)

	For the Year Ended September 30, 2012	For the Period December 30, 2010 (Inception) to September 30, 2011
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	51,228,287	32,006,388
Shares issued in reinvestment of distributions	3,109,665	344,024
Shares redeemed	(8,205,498)	(945,934)
Net increase from share transactions	46,132,454	31,404,478

Class R Shares
Shares sold	32,428,937	14,101,059
Shares issued in reinvestment of distributions	1,611,147	138,616
Shares redeemed	(7,437,705)	(864,308)
Net increase from share transactions	26,602,379	13,375,367

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
Annual Report | September 30, 2012	57

RiverNorth/Manning & Napier Dividend Income Fund
Statement of Changes in Net Assets

For the Period July 18, 2012 (Inception) to September 30, 2012
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,847
Net realized gain on investments	40,990
Net change in unrealized appreciation on investments	150,775
Net increase in net assets resulting from operations	196,612

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(2,429)
Class R Shares	(15,328)
Net decrease in net assets from distributions to shareholders	(17,757)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	1,046,429
Reinvestment of distributions	2,429
Cost of shares redeemed	(99)
Net increase in net assets from capital share transactions	1,048,759

Class R Shares
Proceeds from shares sold	6,214,805
Reinvestment of distributions	15,297
Cost of shares redeemed	(107,796)
Redemption fees(a)	1,077
Net increase in net assets from capital share transactions	6,123,383

Net Increase in Net Assets	7,350,997

NET ASSETS:
Beginning of period	–
End of period (including accumulated net investment income of $0)	$7,350,997

58	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund
Statement of Changes in Net Assets (continued)

For the Period July 18, 2012 (Inception) to September 30, 2012
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	102,400
Shares issued in reinvestment of distributions	232
Shares redeemed	(9)
Net increase from share transactions	102,623

Class R Shares
Shares sold	612,037
Shares issued in reinvestment of distributions	1,461
Shares redeemed	(10,462)
Net increase from share transactions	603,036

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
Annual Report | September 30, 2012	59

RiverNorth Core Opportunity Fund
Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)

Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)

Ratio of expenses to average net assets including fee waivers and reimbursements(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.
60	(888) 848-7569 | www.rivernorthfunds.com

For a share outstanding throughout the periods presented.

For the Year Ended September 30, 2012		For the Year Ended September 30, 2011		For the Year Ended September 30, 2010		For the Year Ended September 30, 2009		For the Year Ended September 30, 2008

$11.18		$11.63		$10.57		$8.72		$10.74

0.20		0.32		0.21		0.32		0.42
2.01		(0.45)		1.30		1.76		(2.10)
2.21		(0.13)		1.51		2.08		(1.68)

(0.50)		(0.32)		(0.45)		(0.23)		(0.23)
(0.52)		–		–		0.00	(b)	(0.12)
(1.02)		(0.32)		(0.45)		(0.23)		(0.35)
0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.01
1.19		(0.45)		1.06		1.85		(2.02)
$12.37		$11.18		$11.63		$10.57		$8.72

21.05%		(1.33%)		14.72%		25.06%		(16.08%)

$569,324		$488,195		$392,421		$275,482		$133,330

1.36%		1.45%		1.45%		1.53%		1.59%

1.36%		1.45%		1.45%		1.53%		1.65%
1.74%		2.57%		1.95%		3.80%		4.21%
1.74%		2.57%		1.95%		3.80%		4.15%
30%		38%		38%		215%		304%

Annual Report | September 30, 2012	61

RiverNorth/DoubleLine Strategic Income Fund	Class I
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2012	For the Period December 30, 2010 (Inception) to September 30, 2011

Net asset value - beginning of period	$10.59	$10.00
Income from investment operations:
Net investment income(a)	0.57	0.42
Net realized and unrealized gain on investments(a)	0.82	0.46
Total income from investment operations	1.39	0.88

Less distributions:
From net investment income	(0.63)	(0.30)
From net realized gain on investments	(0.02)	–
Total distributions	(0.65)	(0.30)
Paid-in capital from redemption fees(a)	0.00(b)	0.01
Net increase in net asset value	0.74	0.59
Net asset value - end of period	$11.33	$10.59

Total Return(c)	13.56%	8.97% (d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$878,631	$332,664
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	0.90%	1.08% (f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	0.90%	0.95% (f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	5.20%	5.18% (f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	5.20%	5.31% (f)
Portfolio turnover rate	74%	64% (d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.
62	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Class R
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2012	For the Period December 30, 2010 (Inception) to September 30, 2011

Net asset value - beginning of period	$10.60	$10.00
Income from investment operations:
Net investment income(a)	0.54	0.40
Net realized and unrealized gain on investments(a)	0.82	0.46
Total income from investment operations	1.36	0.86

Less distributions:
From net investment income	(0.61)	(0.28)
From net realized gain on investments	(0.02)	–
Total distributions	(0.63)	(0.28)
Paid-in capital from redemption fees(a)	0.01	0.02
Net increase in net asset value	0.74	0.60
Net asset value - end of period	$11.34	$10.60

Total Return(b)	13.28%	8.88% (c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$453,520	$141,779
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.15%	1.33% (e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.15%	1.20% (e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)	4.96%	4.99% (e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)	4.96%	5.11% (e)
Portfolio turnover rate	74%	64% (c)

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Annualized.

See Notes to Financial Statements.
Annual Report | September 30, 2012	63

RiverNorth/Manning & Napier Dividend Income Fund	Class I
Financial Highlights	For a share outstanding throughout the period presented.

For the Period July 18, 2012 (Inception) to September 30, 2012

Net asset value - beginning of period	$10.00
Income from investment operations:
Net investment income(a)	0.02
Net realized and unrealized gain on investments(a)	0.42
Total income from investment operations	0.44

Less distributions:
From net investment income	(0.02)
Total distributions	(0.02)
Paid-in capital from redemption fees(a)	–
Net increase in net asset value	0.42
Net asset value - end of period	$10.42

Total Return(b)	4.44% (c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,069
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	6.16% (e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.35% (e)
Ratio of net investment loss to average net assets excluding fee waivers and reimbursements(d)	(3.92%) (e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)	0.89% (e)
Portfolio turnover rate	13% (c)

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Annualized.

See Notes to Financial Statements.
64	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund	Class R
Financial Highlights	For a share outstanding throughout the period presented.

	For the Period July 18, 2012 (Inception) to September 30, 2012

Net asset value - beginning of period	$10.00
Income from investment operations:
Net investment income(a)	0.01
Net realized and unrealized gain on investments(a)	0.44
Total income from investment operations	0.45

Less distributions:
From net investment income	(0.03)
Total distributions	(0.03)
Paid-in capital from redemption fees(a)	0.00	(b)
Net increase in net asset value	0.42
Net asset value - end of period	$10.42

Total Return(c)	4.46%	(d)

Ratios/Supplemental Data:
Net assets,end of period (in thousands)	$6,282
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	6.21%	(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.60%	(f)
Ratio of net investment loss to average net assets excluding fee waivers and reimbursements(e)	(4.12%)	(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	0.49%	(f)
Portfolio turnover rate	13%	(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.
Annual Report | September 30, 2012	65

RiverNorth Funds	Notes to Financial Statements
September 30, 2012

1. ORGANIZATION

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of RiverNorth Funds (the “Trust” or “Funds”) on
July 18, 2006 and commenced investment operations on December 27, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC (the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long-term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two series of shares, Class I Shares and Class R Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. The investment adviser to the Strategic Income Fund is RiverNorth Capital Management, LLC. The Strategic Income Fund’s sub-adviser is DoubleLine Capital, LP (“DoubleLine”). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth/Manning & Napier Dividend Income Fund (the “Dividend Income Fund”) is a diversified series of the Trust and commenced investment operations on July 18, 2012. The Dividend Income Fund offers two series of shares, Class I Shares and Class R Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. The investment adviser to the Dividend Income Fund is RiverNorth Capital Management, LLC. The Dividend Income Fund’s sub-adviser is Manning & Napier Advisors, LLC (“Manning & Napier,” and with DoubleLine, the “Sub-Adviser”). The investment objective of the Dividend Income Fund is overall total return consisting of long-term capital appreciation and income.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 28, 2012.

66	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Notes to Financial Statements
September 30, 2012

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value as described in Note 3.

SECURITY TRANSACTIONS AND RELATED INCOME: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic and political developments in a specific country or region.

OTHER: The Funds have held certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. For the year ended September 30, 2012, the Core Opportunity Fund, Strategic Income Fund, and Dividend Income Fund received redemption fees of $34,290, $221,094, and $1,077, respectively.

OFFERING COSTS: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months for the Dividend Income Fund. As of September 30, 2012, $2,078 of offering costs remain to be amortized by the Fund.

EXPENSES: Some expenses of the Trust can be directly attributed to the Fund or the Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets.

FEDERAL INCOME TAXES: The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Annual Report | September 30, 2012	67

RiverNorth Funds	Notes to Financial Statements
September 30, 2012

As of and during the year ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2008, as applicable.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

3. SECURITIES VALUATION AND FAIR VALUE MANAGEMENT

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

.
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RiverNorth Funds	Notes to Financial Statements
September 30, 2012

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, closed-end funds, exchange-traded funds, holding and investment management companies, preferred stocks, and real estate investment trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or a Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including corporate bonds, government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, and U.S. Government/Agency mortgage backed securities, as well as non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Rights are generally valued by using the last sale price, which would result in a classification as a Level 1 security. In the absence of a last sale price, the rights will be fair-valued by the Adviser or a Sub-Adviser, which would result in a classification as a Level 3 security.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Annual Report | September 30, 2012	69

RiverNorth Funds	Notes to Financial Statements
September 30, 2012

In accordance with the Funds’ good faith pricing guidelines, the Adviser or a Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser or a Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s or a Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger good faith pricing than other securities.

The following is a summary of the inputs used at September 30, 2012 in valuing the Funds’ assets:

Core Opportunity Fund

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Closed-End Funds	$317,393,648	$–	$–	$317,393,648
Mutual Funds	21,838,614	–	–	21,838,614
Exchange-Traded Funds	84,312,472	–	–	84,312,472
Holding & Investment Management Companies	1,488,300	–	–	1,488,300
Preferred Stocks	4,012,194	–	–	4,012,194
Total	$429,045,228	$–	$–	$429,045,228

70	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Notes to Financial Statements
September 30, 2012

Strategic Income Fund

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Closed-End Funds	$203,591,897	$–	$–	$203,591,897
Preferred Stocks	19,109,500	–	–	19,109,500
Foreign Corporate Bonds	–	78,372,703	–	78,372,703
U.S. Corporate Bonds	–	110,084,237	–	110,084,237
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	16,625,312	–	16,625,312
Non-Agency Collateralized Mortgage Obligations	–	354,878,676	–	354,878,676
U.S. Government Bonds and Notes	–	113,671,083	–	113,671,083
U.S. Government / Agency Mortgage Backed Securities	–	243,290,328	–	243,290,328
Rights	2,660	–	–	2,660
Short-Term Securities	–	11,748,390	–	11,748,390
Total	$222,704,057	$928,670,729	$–	$1,151,374,786

Dividend Income Fund

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Closed-End Funds	$3,263,289	$–	$–	$3,263,289
Common Stock	2,461,697	–	–	2,461,697
Exchange-Traded Funds	1,490,517	–	–	1,490,517
Total	$7,215,503	$–	$–	$7,215,503

The Funds did not hold any investments at the beginning or end of the period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

There were no transfers into and out of Levels 1 and 2 during the current period presented. It is the Funds’ policy to recognize transfers into and out of the Levels 1 and 2 at the end of the reporting period.

Annual Report | September 30, 2012	71

RiverNorth Funds	Notes to Financial Statements
September 30, 2012

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as the investment adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies. As compensation for its management services, the Core Opportunity Fund, the Strategic Income Fund and the Dividend Income Fund are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00%, 0.75% and 1.00%, respectively, of the average daily net assets of the Funds.

DoubleLine is the investment sub-adviser to the Strategic Income Fund. Manning & Napier is the sub-adviser to the Dividend Income Fund. Under the terms of the sub-advisory agreements, the Sub-Advisers, subject to the supervision of the Adviser and the Board of Trustees of the Trust, provide or arrange to be provided to the Strategic Income Fund and the Dividend Income Fund such investment advice as deemed advisable and will furnish or arrange to be furnished a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay the Sub-Advisers a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund and Dividend Income Fund.

The Adviser has contractually agreed to defer the collection of the Core Opportunity Fund management fees and/or reimburse expenses, but only to the extent necessary to limit net annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Core Opportunity Fund invests; and extraordinary expenses) to 1.60% of the average daily net assets of the Fund through January 31, 2013. Each deferral of fees or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations. For the year ended September 30, 2012, there were no fee deferrals or reimbursements by the Adviser and there were no carryovers from prior years of amounts recoupable to the Adviser.

The Adviser has contractually agreed to defer the collection of the Strategic Income Fund management fees and/or reimburse expenses, but only to the extent necessary to limit total annual operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Strategic Income Fund invests; and extraordinary expenses), including amortized offering costs, at 0.95% of the average daily net assets for the Class I shares and 1.20% for the Class R shares of the Fund through January 31, 2013. Each deferral of fees or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations. During the year ended September 30, 2012 the Adviser received $138,963 in repayment of previously waived management fees, as disclosed on the Statement of Operations. No additional amounts are recoupable to the Adviser.

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RiverNorth Funds	Notes to Financial Statements
September 30, 2012

The Adviser has contractually agreed to defer the collection of the Dividend Income Fund management fees and/or reimburse expenses, but only to the extent necessary to limit total annual operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Strategic Income Fund invests; and extraordinary expenses), including amortized offering costs, at 1.35% of the average daily net assets for the Class I shares and 1.60% for the Class R shares of the Fund through January 31, 2014. Each deferral of fees or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations. For the period ended September 30, 2012, $41,591 of fees were waived or reimbursed by the Adviser. The Fund will have until September 30, 2015 to recoup these fees.

ALPS Fund Services, Inc. (“ALPS”) provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”).

The Northern Trust Company (the “Custodian”) serves as the Fund’s custodian.

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by the Core Opportunity Fund and the Class R Shares for the Strategic Income Fund and Dividend Income Fund is 0.25% of the average daily net assets. Under the Plan the Trust may engage in any activities related to the distribution of Fund shares.

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc (“the Distributor”) to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

For the year ended September 30, 2012, the Core Opportunity Fund, Strategic Income Fund, and Dividend Income Fund paid $123,281, $200,283, and $3,120, respectively, in brokerage commissions to RiverNorth Securities LLC, an affiliated broker-dealer of the Funds.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives a fee of $3,000 per year. The audit committee chairman receives an additional $1,000 per year. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings.

Certain Trustees and Officers of the Trust are also officers of the Adviser, the Distributor or the Administrator.

Annual Report | September 30, 2012	73

RiverNorth Funds	Notes to Financial Statements
September 30, 2012

5. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2012, was as follows:

Fund	Ordinary Income	Distributions paid from Long- Term Capital Gain	Total
Core Opportunity Fund*	$19,491,846	$22,521,491	$42,013,337
Strategic Income Fund*	56,708,539	28,826	56,737,365
Dividend Income Fund	17,757	–	17,757

*

Classifications of Distributions: Net investment income and net realized gain may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2011 was as follows:

Fund	Ordinary Income	Total
Core Opportunity Fund	$10,698,525	$10,698,525
Strategic Income Fund	5,387,319	5,387,319

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2012, certain differences were reclassified. These differences were primarily due to the differing tax treatment of wash sales and the treatment of certain expenses; the amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	(Decrease) Paid-in Capital	Increase Accumulated Net Investment Income	Increase Accumulated Net Realized (Loss)
Core Opportunity Fund	$–	$1,319,711	$(1,319,711)
Strategic Income Fund	(40,622)	6,380,039	(6,339,417)
Dividend Income Fund	(4,007)	12,910	(8,903)

At September 30, 2012, the components of distributable earnings on a tax basis for the Funds were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
Core Opportunity	$2,309,810	$20,230,631	$67,389,867	$(79,248)	$89,851,060
Strategic Income	8,317,228	392,740	61,476,095	–	70,186,063
Dividend Income	30,182	1,905	150,775	–	182,862

74	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Notes to Financial Statements
September 30, 2012

Capital Losses: As of September 30, 2012 the Funds do not have unused capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments.

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2012, were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Core Opportunity Fund*	$75,459,253	$(8,069,386)	$67,389,867	$361,655,361
Strategic Income Fund*	71,689,914	(10,213,819)	61,476,095	1,089,898,691
Dividend Income Fund	158,811	(8,036)	150,775	7,064,728

*	The difference between book and tax basis unrealized appreciation (depreciation) for the Funds is attributable primarily to the tax deferral of losses on wash sales.

6. INVESTMENTS TRANSACTIONS

Investment transactions for the year ended September 30, 2012, excluding U.S. Government Obligations and short-term investments, were as follows:

	Cost of investments purchased	Proceeds from investments sold
Core Opportunity Fund	$129,101,976	$182,880,633
Strategic Income Fund	845,537,036	276,408,709
Dividend Income Fund*	7,684,483	635,142

*	Fund commenced operations on July 18, 2012.

Investment transactions in U.S. Government Obligations for the year ended September 30, 2012 were as follows:

	Cost of investments purchased	Proceeds from investments sold
Strategic Income Fund	$413,087,415	$350,062,113

7. REVOLVING LINE OF CREDIT

The Funds have a $75,000,000 Revolving Credit Agreement with The Northern Trust Company. Borrowings under this arrangement are secured by investments held in each Fund’s portfolio and bear interest at the Federal Funds Rate in effect on the day the loan is made plus 1.15% or a minimum of 1.75%, whichever is greater. For unloaned balances the Funds pay a facility fee equal to the product of $75,000,000 less the principal amount of loans outstanding and 0.15%, this fee is reported on the Statements of Operations as Facility Loan Fee. This contract is up for renewal in July, 2013. As of September 30, 2012, there was no outstanding balance and there were no borrowings made during the year.

Annual Report | September 30, 2012	75

RiverNorth Funds	Notes to Financial Statements
September 30, 2012

8. BENEFICIAL OWNERSHIP

On September 30, 2012, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statement of Changes in Net Assets.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each fund, as of September 30, 2012, are listed below:

Fund	Shareholder Name	Percentage Interest
Core Opportunity Fund	National Financial Services LLC	58.83%
Strategic Income Fund - Class I	Charles Schwab	27.42%
Strategic Income Fund - Class R	Charles Schwab	26.01%
Dividend Income Fund - Class I	National Financial Services LLC	40.50%
Dividend Income Fund - Class R	Charles Schwab	44.38%
Dividend Income Fund - Class R	National Financial Services LLC	35.47%

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS

On October 31, 2012 the Strategic Income Fund Class R Shares and Class I Shares paid an income distribution of $0.037998 and $0.040403 per share, respectively, to shareholders of record on October 26, 2012. On November 30, 2012 the Strategic Income Fund Class R Shares and Class I Shares will pay an income distribution of $0.042259 and $0.044587 per share, respectively, to shareholders of record on November 28, 2012.

On November 14, 2012, the Board of Trustees of RiverNorth approved the nomination of two individuals to the Board of Trustees, subject to shareholder approval. The Board also approved the calling of a special shareholder meeting to elect or re-elect the Trustees of the Trust. The nominations and shareholder meeting are both in response to the decision by an independent Trustee to resign from the Board effective upon the election of the nominees to the Board. Additional details will be forthcoming in a proxy statement. The shareholder meeting will take place in mid-January 2013.

In addition, following the end of the fiscal period, the Trust registered two new series; the RiverNorth Dynamic Buy-Write Fund and the RiverNorth/Oaktree High Income Fund. Going forward references to the “Fund Complex” should include these two new series.

76	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of RiverNorth Funds

We have audited the accompanying statements of assets and liabilities, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, and RiverNorth/Manning & Napier Dividend Income Fund (the “Funds”), including the schedules of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the RiverNorth Core Opportunity Fund, the statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two periods in the period then ended for the RiverNorth/DoubleLine Strategic Income Fund, and the statements of operations and changes in net assets and the financial highlights for the period July 18, 2012 (commencement of operations) through September 30, 2012, for RiverNorth/Manning & Napier Dividend Income Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting RiverNorth Funds as of September 30, 2012, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 29, 2012

Annual Report | September 30, 2012	77

RiverNorth Funds	Additional Information
September 30, 2012 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on February 26, 2007. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1-888-848-7569.

UNAUDITED TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2011:

	Qualified Dividend Income	Dividend Received Deduction
Core Opportunity Fund	0.01%	0.01%
Strategic Income Fund	0.40%	0.40%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the RiverNorth Core Opportunity Fund and the RiverNorth/DoubleLine Strategic Income Fund designated $22,521,491 and $28,826 respectively as long-term capital gain dividends.

APPROVAL OF AMENDMENTS TO MANAGEMENT AGREEMENT

RiverNorth/Manning & Napier Dividend Income Fund

An amendment of the Management Agreement (“Agreement”) between RiverNorth Funds (the “Trust”) and RiverNorth Capital Management (the “Adviser”) required for the addition of the RiverNorth/Manning & Napier Dividend Income Fund to the Trust was considered by the Board of Trustees (the “Board” or the “Trustees”) at an in-person meeting (the “Meeting”) held on May 16, 2012. The Board acknowledged having received materials compiled by the Adviser, Manning & Napier (the “Sub-Adviser”), and the Fund’s administrator including a copy of the Agreement, the Adviser’s response to a questionnaire regarding the Adviser’s profitability, management and operations, a copy of the Adviser’s Form ADV, certifications regarding the Adviser’s compliance programs and information regarding the performance of its benchmarks and peer funds. The Board also acknowledged having received a memorandum from its legal counsel regarding the Trustees’ responsibilities in considering the renewal or approval of the Agreement and detailing the specific factors it must consider including: (i) the investment performance of the Fund and the

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RiverNorth Funds	Additional Information
September 30, 2012 (Unaudited)

investment performance of the Adviser, (ii) the nature, extent and quality of the services provided by the Adviser to the Fund, (iii) the costs of the services provided and the profits to be realized by the Adviser and any of its affiliates from the relationship with the Fund, (iv) the extent to which economies of scale will be realized by the Fund as it grows, and (v) whether the Fund’s fee levels reflected the economies of scale to the benefit of the Fund’s shareholders.

The Board did not review the performance of the Fund as it had not yet commenced investment operations. The Board reviewed performance for similar funds managed by both the Adviser and the Sub-Adviser. It was noted that the Adviser and Sub-Adviser had successfully managed similar strategies that were to be utilized in the Fund.

As to the comparative fees and expenses, the Trustees considered the management fee paid by the Fund and compared that fee to the management fees paid by funds in a relative peer group, as well as its total expense ratios. the Board noted that the Class I share estimated annual net expense ratio of 1.35% was the same as the average expense ratio for the peer funds included in the peer group. The Trustees also noted that the lowest reported net expense ratio was 1.06% within the peer group and the highest was 1.75%. The Board also noted that the annual management fee of 1.00% for the Fund was slightly above the 0.82% average paid by the other peer funds. The Board noted that 1.25% is the maximum fee charged by the peers and the minimum fee for the same peer group is 0.50%. After discussion, it was a consensus of the Trustees that the fees were reasonable given the exceptional performance of the Fund over the same periods.

As to the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Trustees considered that under the terms of the Agreement, the Adviser would, subject to the supervision of the Board, provide or arrange to be provided to the Fund such investment advice as the Adviser, in its discretion, deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The Board was then referred to the Adviser’s Form ADV which was previously provided to the Board and which provided details regarding the experience of each of the Adviser’s personnel. The Adviser also provided additional information regarding its experience managing other investment accounts. Based on the foregoing information, the Trustees concluded that the Adviser had provided quality services and would continue to do so for the Fund.

As to the cost of the services to be provided and to the profits to be realized by the Adviser, the Trustees reviewed the Adviser’s estimates of its profitability and its financial condition. The Board noted the Adviser’s financial condition is stable as additional accounts and income from its mutual funds have contributed to higher revenues for the Adviser. The Trustees determined and agreed that the Agreement, with respect to the RiverNorth/Manning & Napier Dividend Income Fund was not overly profitable to the Adviser and the financial condition of the Adviser was adequate. The Trustees noted that the Adviser has no affiliations with the Fund’s transfer agent fund account, custodian, or distributor and therefore does not derive any benefits from the relationships these parties may have with the Trust. The Board determined that although an affiliate of the Adviser did receive some benefits from the Fund in the form of brokerage commissions, those commissions were comparable to those negotiated in arm’s length negotiations and therefore did not disadvantage the Fund in commission costs, and may have benefited the Fund as a result of better execution services.

Annual Report | September 30, 2012	79

RiverNorth Funds	Additional Information
September 30, 2012 (Unaudited)

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT

SUB-ADVISORY AGREEMENT

RiverNorth/Manning and Napier Dividend Income Fund

The approval of the Sub-Advisory Agreement (“Agreement”) between RiverNorth Capital Management LLC (the “Adviser”) and Manning & Napier Advisors, LLC (the “Sub-Adviser) with respect to the RiverNorth/Manning and Napier Dividend Income Fund (the “Fund”) was considered by the Board of Trustees (the “Board” or the “Trustees”) at an in-person meeting (the “Meeting”) held on May 16, 2012. The Board acknowledged having received materials compiled by the Fund’s administrator including a copy of the Agreement, the Sub-Adviser’s responses to a questionnaire regarding the Sub-Adviser’s profitability, management and operations, a copy of the Sub-Adviser’s Form ADV, and certifications regarding the Sub-Adviser’s compliance programs. The Board acknowledged having received a memorandum from its legal counsel regarding the Trustees’ responsibilities in considering the approval of the Agreement and detailing the specific factors it must consider including: (i) the performance of the Sub-Adviser in managing its retail funds and separate accounts, (ii) the nature, extent and quality of the services provided by the Sub-Adviser to the Fund, (iii) the costs of the services provided and the profits to be realized by the Adviser, Sub-Adviser, and any of their affiliates from their relationship with the Fund, (iv) the extent to which economies of scale will be realized by the Fund as it grows, and (v) whether the Fund’s fee levels were expected to result in economies of scale to the benefit of the Fund’s shareholders.

As to the comparative fees and expenses, the Trustees considered the management fee to be paid by the Fund to the Adviser and compared that fee to the management fees paid by funds in a relative peer group, as well as its total expense ratios. The Adviser indicated that the annual operating expenses were estimated for the first year, and from its management fee it would be paying the Sub-Adviser its fee. The Board also noted that the Fund does not have a true peer group as the strategy is unique to the Fund, but the Board determined that the proposed fees are reasonable given the strategy.

As to the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund, the Board considered that under the terms of the Management Agreement, the Adviser would, subject to the supervision of the Board, provide or arrange to be provided to the Fund such investment advice as the Adviser, in its discretion, deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As part of the program, the Board noted that the Adviser had retained an established equity income manager to manage certain assets of the Fund consistent with the strategy. Based on the foregoing information, the Board concluded that the Adviser and Sub-Adviser will provide quality services for the Fund.

The Board noted that the Adviser and Sub-Adviser have no affiliations with the Fund’s transfer agent fund account, custodian, distributor or any other broker-dealers and therefore would not derive any benefits from the relationships these parties may have with the Fund.

With regard to future growth and achieving economies of scale, the Adviser outlined the marketing plans that include emphasis on marketing to fee-based financial advisers to grow the assets of the Fund. In response to the Board’s comment regarding expenses and management fees, the Adviser indicated that as the Fund’s assets grow it would anticipate reducing further the annual expense ratio of the Fund. Additionally, the Adviser indicated that as economies are

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RiverNorth Funds	Additional Information
September 30, 2012 (Unaudited)

realized, the Adviser would consider further reductions in the management fees, but also noted the limited capacity of the strategy.

After additional consideration, the Board commenced an executive session to further consider and discuss the approval of the proposed Sub-Advisory Agreement. After discussion, a majority of the Board of Trustees of RiverNorth Funds, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement approved the Sub- Advisory Agreement.

Annual Report | September 30, 2012	81

RiverNorth Funds	Trustees and Officers
September 30, 2012 (Unaudited)

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board generally meets four times a year to review the progress and status of the Funds.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Year of Birth(1)	Positions Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) During past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Kevin M. Hinton Y.O.B. 1971	Trustee	Indefinite/ September 2006 to present	Executive Vice President Associated Destinations Worldwide (2010 to present) Chief Executive Officer, Hinton and Grusich (a hotel sales representation firm) (2009 to 2010), Chief Operating Officer (1999 to 2009).	3	N/A
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ September 2006 to present	Certified Business & Life Coach, JGK & Associates (2002 to present); Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2010); Executive Vice President /Chief Operating Officer, The Hedman Company (a manufacturing company) (1984 to 2010).	3	N/A
John S. Oakes Y.O.B. 1943	Trustee	Indefinite/ December 2010 to present	Regional Vice President, Securities America (a broker-dealer) (2007 to present); Business Development Director, First Allied Securities (a broker-dealer) (2005 to 2007).	3	Independent Director, Chairman of the Board of Directors, Utopia Funds; 2005 to 2009.

(1)	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
(2)	The Fund Complex is comprised of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund and the RiverNorth/Manning & Napier Dividend Income Fund.

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RiverNorth Funds	Trustees and Officers
September 30, 2012 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth(1)	Positions Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) During past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	3	Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Directors RiverNorth Holdings, Co. (2010 to present).
Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer, Chief Financial Officer	Indefinite/ February 2009 to present

Chief Compliance Officer, RiverNorth Capital

Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer, and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to present); Utopia Funds, Chief Compliance Officer (2007 to 2009), Treasurer and Chief Financial Officer (2005 to 2009); FIM Group, Director of Mutual Funds (2004 to 2009).

				N/A	Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Directors RiverNorth Holdings, Co. (2010 to present).
Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer	Indefinite/ May 2012 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to Present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to Present) Counsel, Thompson Hine, LLP (2007 to 2012).	N/A	N/A

(1)	The mailing address of each Trustee and listed Officer is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
(2)	The “Fund Complex” consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund and the RiverNorth/Manning & Napier Dividend Income Fund.
(3)

Patrick W. Galley is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Funds’ investment adviser.

Annual Report | September 30, 2012	83

RiverNorth Funds	Trustees and Officers
September 30, 2012

Name, Address and Year of Birth(1)	Positions Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) During past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Paul F. Leone Y.O.B. 1963 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Indefinite/ December 2010 to present	Assistant General Counsel, ALPS Fund Services, Inc. (2010 to present); Deputy Chief Compliance Officer, Old Mutual Capital (2005 to 2009). Mr. Leone is also Secretary of the Westcore Trust.	N/A	N/A
J. Tison Cory Y.O.B. 1969 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ December 2010 to present	Senior Paralegal, ALPS Fund Services, Inc. (2005 to present); Adjunct Professor, Metropolitan State College of Denver (2000 to present). Mr. Cory is also Secretary of the Reaves Utility Income Fund.	N/A	N/A
Dawn Cotten Y.O.B. 1977 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite/ May 2011 to present	Fund Controller, ALPS Fund Services (2009 to present); Assistant Vice President of Fund Accounting, Madison Capital Management (2009); Financial Reporting Manager, Janus Capital Group (2000 to 2009). Ms. Cotten is also Assistant Treasurer of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Stonebridge Funds Trust, and Secretary of Stonebridge Funds.	N/A	N/A

(1)	The mailing address of each Trustee and listed Officer is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
(2)	The “Fund Complex” consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund and the RiverNorth/Manning & Napier Dividend Income Fund.

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Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and
(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Posting: We do not intend to post the code of ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
	Fiscal Year	Audit Fees
	FY 2012	$40,500
	FY 2011	$24,000
(b)	Audit-Related Fees
	Fiscal Year	Registrant
	FY 2012	$0
	FY 2011	$0
(c)	Tax Fees
	Fiscal Year	Registrant
	FY 2012	$12,000
	FY 2011	$5,000
	Nature of the Tax Fees: prepare tax returns
(d)	All Other Fees
	Fiscal Year	Registrant
	FY 2012	$3,030
	FY 2011	$4,750
	Nature of the fees: cursory review of Semi-Annual Shareholder report, post-effective amendment consents and distribution calculation review

(e)

(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)	During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser
FY 2012	$15,030	$0
FY 2011	$9,750	$0

(h)	Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

Schedule included with Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in
Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Funds

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	December 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President & Chief Executive Officer

Date:	December 5, 2012

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer & Chief Financial Officer

Date:	December 5, 2012